UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

Atlanta Braves Holdings, Inc.

(Name of Registrant as Specified In Its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒
No fee required

☐
Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ATLANTA BRAVES HOLDINGS, INC. 12300 Liberty Boulevard Englewood, Colorado 80112 (720) 875-5500

DEAR FELLOW STOCKHOLDER:
You are cordially invited to attend the 2024 annual meeting of stockholders of Atlanta Braves Holdings, Inc. to be held at 8:30 a.m., Mountain time, on June 10, 2024. The annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/ABH2024. To enter the annual meeting, you will need the 16-digit control number that is printed on your Notice of Internet Availability of Proxy Materials or proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on June 10, 2024.
At the annual meeting, you will be asked to consider and vote on the proposals described in the accompanying notice of annual meeting and proxy statement, as well as on such other business as may properly come before the meeting.
Your vote is important, regardless of the number of shares you own. Whether or not you plan to attend the annual meeting, please read the enclosed proxy materials and then promptly vote via the Internet or telephone or by completing, signing and returning the proxy card if you received a paper copy of the proxy materials by mail. Doing so will not prevent you from later revoking your proxy or changing your vote at the meeting.
Thank you for your cooperation and continued support and interest in Atlanta Braves Holdings.
Very truly yours,
Gregory B. Maffei
Chairman of the Board, President and Chief Executive Officer
April 24, 2024
The Notice of Internet Availability of Proxy Materials is first being mailed on or about April 29, 2024, and the proxy materials relating to the annual meeting will first be made available on or about the same date.

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS
Notice is hereby given of the annual meeting of stockholders of Atlanta Braves Holdings, Inc. The annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders.

MEETING DATE & TIME	VIRTUAL MEETING LOCATION	RECORD DATE
June 10, 2024, at 8:30 a.m. MT	You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/ABH2024.	5:00 p.m., New York City time, on April 16, 2024
To enter the annual meeting, you will need the 16-digit control number that is printed on your Notice of Internet Availability of Proxy Materials or proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on June 10, 2024.
At the annual meeting, you will be asked to consider and vote on the following proposals. Our Board of Directors (Board or Board of Directors) has unanimously approved each proposal for inclusion in the proxy materials.
PROPOSAL		BOARD RECOMMENDATION	PAGES
1	A proposal (which we refer to as the director election proposal) to elect Brian M. Deevy to continue serving as a Class I member of our Board until the 2027 annual meeting of stockholders or his earlier resignation or removal.	FOR the director nominee	13
2	A proposal (which we refer to as the auditors ratification proposal) to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2024.	FOR	30
3	A proposal (which we refer to as the say-on-pay proposal) to approve, on an advisory basis, the compensation of our named executive officers as described in this proxy statement under the heading “Executive Compensation”.	FOR	33
4	A proposal (which we refer to as the say-on-frequency proposal) to approve, on an advisory basis, the frequency at which future say-on-pay votes will be held.	3 YEARS	34
	You may also be asked to consider and vote on such other business as may properly come before the annual meeting.
We describe the proposals in more detail in the accompanying proxy statement. We encourage you to read the proxy statement in its entirety before voting.
YOUR VOTE IS IMPORTANT. Voting promptly, regardless of the number of shares you own, will aid us in reducing the expense of any further proxy solicitation in connection with the annual meeting. You may vote electronically during the annual meeting or by proxy prior to the meeting by telephone, via the Internet or by mail:
Internet	Virtual Meeting	Phone	Mail
Vote online at www.proxyvote.com	Vote live during the annual meeting at the URL above	Vote by calling 1-800-690-6903 (toll free) in the United States or Canada	Vote by returning a properly completed, signed and dated proxy card

WHO MAY VOTE	WHO MAY NOT VOTE

Holders of record of our following series of common stock, par value $0.01 per share, as of the record date will be entitled to notice of the annual meeting and to vote at the annual meeting or any adjournment or postponement thereof:
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Series A common stock

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Series B common stock

These holders will vote together as a single class on each proposal.

Holders of record of our following series of common stock, par value $0.01 per share, as of the record date are NOT entitled to any voting powers, except as required by Nevada law, and may not vote on the proposals to be presented at the annual meeting:
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Series C common stock

A list of stockholders entitled to vote at the annual meeting will be available at our offices at 12300 Liberty Boulevard, Englewood, Colorado 80112 for review by our stockholders for any purpose germane to the annual meeting for at least ten days prior to the annual meeting. If you have any questions with respect to accessing this list, please contact Atlanta Braves Holdings Investor Relations at (720) 875-5500.
Important Notice Regarding the Availability of Proxy Materials For the Annual Meeting of Stockholders to be Held on
June 10, 2024: our Notice of Annual Meeting of Stockholders, Proxy Statement and 2023 Annual Report to Stockholders
are available at www.proxyvote.com.
By order of the Board of Directors,
Katherine C. Jewell
Vice President and Secretary
Englewood, Colorado
April 24, 2024
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE PROMPTLY VIA TELEPHONE OR ELECTRONICALLY VIA THE INTERNET. ALTERNATIVELY, PLEASE COMPLETE, SIGN AND RETURN THE PROXY CARD IF YOU RECEIVED A PAPER COPY OF THE PROXY MATERIALS BY MAIL.

Glossary of Defined Terms

360networks	360networks Corporation
ANLBC	Atlanta National League Baseball Club, LLC
Atlanta Braves Holdings	Atlanta Braves Holdings, Inc.
Battery or Battery Atlanta	The Battery Atlanta
BlackRock	BlackRock Inc.
BDC	BDC Holdco, LLC
Braves	Braves Holdings, LLC
Charter	Charter Communication, Inc.
GAMCO	GAMCO Investors, Inc.
GCI Liberty	GCI Liberty, Inc.
Liberty Media	Liberty Media Corporation
Liberty Broadband	Liberty Broadband Corporation
Liberty TripAdvisor	Liberty TripAdvisor Holdings, Inc.
Live Nation	Live Nation Entertainment, Inc.
LMAC	Liberty Media Acquisition Corporation
LPH	Liberty Property Holdings, Inc.
Microsoft	Microsoft Corporation
MLB	Major League Baseball
Oracle	Oracle Corporation
Qurate Retail	Qurate Retail, Inc.
RBC	Royal Bank of Canada
RBC CME Group	RBC’s Capital Markets’ Communications, Media & Entertainment Group
Sirius XM	Sirius XM Holdings Inc.
St. Simons	St. Simons Management & Flight Operations, LLC
TBS	Turner Broadcasting System, Inc.
Tripadvisor	Tripadvisor, Inc.
Vanguard	The Vanguard Group
Zillow	Zillow Group, Inc.

Proxy Summary
Proxy Summary

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all information you should consider. Please read the entire proxy statement carefully before voting.
What’s included in this proxy statement?

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2023 Year in Review

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Voting Roadmap on page 3

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Director Election Proposal on page 13

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Auditor Ratification Proposal on page 30

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Say-on-Pay Proposal on page 33

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Say-on-Frequency Proposal on page 34

ABOUT OUR COMPANY
Atlanta Braves Holdings through its wholly-owned subsidiary The Braves, indirectly owns the ANLBC and the associated mixed-use development project, Battery Atlanta.

2023 YEAR IN REVIEW
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Completed split-off from Liberty Media to form new entity, Atlanta Braves Holdings, in July 2023 (the Split-Off)

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Braves had best record in MLB, clinching sixth straight NL East title

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Tied MLB single-season home run record and were first team to slug over .500 in full season

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Revenue increased 9% to $641 million for the full year due to increased ticket demand and attendance

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3.2 million tickets sold in 2023, or 95% of inventory, with 54 sellouts

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Battery adjusted OIBDA(1) grew 11% in 2023

(1)
For a definition of adjusted OIBDA as defined by our company, as well as a reconciliation of adjusted OIBDA to operating income (loss), see our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the Securities and Exchange Commission (the SEC) on February 29, 2024.

ATLANTA BRAVES HOLDINGS / 1

Proxy Summary
Our Defining Attributes
FORWARD-LOOKING We take advantage of the benefits and minimize the risks associated with the digital transition in the industries in which we invest.	NIMBLE We structure our team to allow us to move quickly when opportunities arise, and we can be creative in our deal structures.
FINANCIALLY SOPHISTICATED We have experience in mergers, divestitures, investing, capital deployment, credit analysis and setting capital structures.	LONG-TERM FOCUSED We take a long-term, strategic view in our various operating businesses and are less concerned with short-term bouts of volatility.

STOCKHOLDER CENTRIC
We think like owners and are focused on long-term gains rather than short-term results. The compensation structure of our management team is closely tied to the long-term performance of our stock. Our executive leadership team has a significant portion of its respective net worth tied to Atlanta Braves Holdings.

2 / 2024 PROXY STATEMENT

Proxy Summary
VOTING ROADMAP
Proposal 1: Director Election Proposal (see page 13)
OUR BOARD RECOMMENDS A VOTE FOR THE DIRECTOR NOMINEE

The Board of Directors recommends that you vote FOR the director nominee. This individual brings a range of relevant experiences and overall diversity of perspectives that is essential to good governance and leadership of our company. See pages 13 – 18 for further information.

OUR DIRECTOR NOMINEE
BRIAN M. DEEVY
Director Since: 2023	Committee(s): Audit (Chair), Nominating and Corporate Governance, Compensation
Independent Director

Mr. Deevy brings to our Board in-depth knowledge of the communications, media and entertainment industries. He has an extensive background in mergers and acquisitions, investment banking and capital formation and provides strategic insights with respect to our company’s activities in these areas.

CURRENT BOARD OF DIRECTORS AT A GLANCE

ATLANTA BRAVES HOLDINGS / 3

Proxy Summary
BOARD AND CORPORATE GOVERNANCE HIGHLIGHTS
Effective Independent Oversight	Strong Governance Practices

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Executive sessions of independent directors held without the participation of management

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Independent directors chair the audit, compensation and nominating and corporate governance committees

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Ability to engage with independent consultants or advisors

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No compensation committee interlocks or compensation committee engagement in related party transactions in 2023

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100% director participation at 2023 meetings of the Board and its committees

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Succession planning

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Stockholder access to the director nomination process

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Corporate Governance Guidelines, Code of Business Conduct and Ethics and various policies (including Enterprise Risk Management Policy and Human Rights Policy) which are published online

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Directors have unabridged access to senior management and other company employees

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Anonymous “whistleblowing” channels for any concerns

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Well-established risk oversight process

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Leverages collaborative approach to enhancing sustainability practices

Proposal 2: Auditors Ratification Proposal (see page 30)
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

The Board of Directors recommends that you vote FOR this proposal because KPMG LLP is an independent firm with few ancillary services and reasonable fees, and has significant industry and financial reporting expertise. See pages 30 – 31 for further information.

Proposal 3: Say-on-Pay Proposal (see page 33)
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

The Board of Directors recommends a vote FOR the say-on-pay proposal because the compensation structure is aligned with our ultimate goal of appropriately motivating our executives to increase long-term stockholder value. See page 33 for further information.

Proposal 4: Say-on-Frequency Proposal (see page 34)
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL	3 YEARS

The Board of Directors recommends that stockholders vote in favor of the 3 YEARS frequency option with respect to the frequency with which stockholders are provided an advisory vote on the compensation paid to our named executive officers. See pages 34 – 35 for further information.

4 / 2024 PROXY STATEMENT

Proxy Summary
SUSTAINABILITY HIGHLIGHTS
At Atlanta Braves Holdings, we believe that we can have the largest impact, and unlock the greatest value, through a collaborative approach to sustainability issues. This approach reflects a sustainability partnership across our company, Liberty Media, Qurate Retail, Liberty TripAdvisor and Liberty Broadband, as well as with the portfolio of assets within each of these public companies.
Championing Our Communities and Covering Bases for Kids
The ANLBC makes an impact both on and off the field. We work across our Corporate, Civic and Community Partners to engage Braves Country, reach vulnerable populations and improve equity and access in sport, health, education and well-being outcomes for children and communities.
Through the Atlanta Braves Foundation and the Henry Louis Aaron Fund, the Braves provided more than $4.1 million in charitable grants and community program support across Braves Country in 2023, which includes Alabama, Georgia, Mississippi, North Carolina, South Carolina and Tennessee.
For more information please check out the Atlanta Braves Community Impact Report, which can be viewed at this link: https://www.digitalpublications-mlb.com/157005/157249/186082/Atlanta-Braves-2023-Community-Impact-Report/.

ATLANTA BRAVES HOLDINGS / 5

Proxy Summary
EXECUTIVE COMPENSATION HIGHLIGHTS
Compensation Philosophy

Our compensation philosophy seeks to align the interests of the named executive officers with those of our stockholders, with the ultimate goal of appropriately motivating our executives to increase long-term stockholder value.

To that end, the compensation packages provided to the named executive officers include significant performance-based bonuses and significant equity incentive awards, including equity awards that vest multiple years after initial grant.
We pay for performance
WHAT WE DO	WHAT WE DO NOT DO

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A significant portion of compensation is at-risk and performance-based.

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Performance targets for our executives support the long-term growth of our company.

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We have clawback provisions for equity-based incentive compensation.

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We have stock ownership guidelines for our executive officers.

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We review our executives’ base salaries on an annual basis.

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Our compensation practices do not encourage excessive risk taking.

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We do not provide tax gross-up payments in connection with taxable income from perquisites.

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We do not engage in liberal share recycling.

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
We are furnishing this proxy statement in connection with the Board of Directors’ solicitation of proxies for use at our 2024 Annual Meeting of Stockholders to be held at 8:30 a.m., Mountain time, on June 10, 2024, or at any adjournment or postponement of the annual meeting. The annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/ABH2024. At the annual meeting, we will ask you to consider and vote on the proposals described in the accompanying Notice of Annual Meeting of Stockholders. The proposals are described in more detail in this proxy statement.
We are soliciting proxies from holders of our Series A common stock, par value $0.01 per share (BATRA), and Series B common stock, par value $0.01 per share (BATRB). The holders of our Series C common stock, par value $0.01 per share (BATRK) are not entitled to any voting powers, except as required by Nevada law, and may not vote on the proposals to be presented at the annual meeting. We refer to BATRA and BATRB together as our voting stock. We refer to BATRA, BATRB and BATRK together as our common stock.
6 / 2024 PROXY STATEMENT

The Annual Meeting
The Annual Meeting

NOTICE AND ACCESS OF PROXY MATERIALS
We have elected, in accordance with the SEC “Notice and Access” rule, to deliver a Notice of Internet Availability of Proxy Materials (the Notice) to our stockholders and to post our proxy statement and our annual report to our stockholders (collectively, the proxy materials) electronically. The Notice is first being mailed to our stockholders on or about April 29, 2024. The proxy materials will first be made available to our stockholders on or about the same date.
The Notice instructs you how to access and review the proxy materials and how to submit your proxy via the Internet. The Notice also instructs you how to request and receive a paper copy of the proxy materials, including a proxy card or voting instruction form, at no charge. We will not mail a paper copy of the proxy materials to you unless specifically requested to do so. The Notice is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet or by mail. We encourage you to access and review the proxy materials before voting.
Important Notice Regarding the Availability of Proxy Materials For the Annual Meeting of Stockholders to be
Held on June 10, 2024: our Notice of Annual Meeting of Stockholders, Proxy Statement and 2023
Annual Report to Stockholders are available at www.proxyvote.com.
We have adopted a procedure, approved by the SEC, called “householding.” Under this procedure, stockholders of record who have the same address and last name and did not receive a Notice of Internet Availability or otherwise receive their proxy materials electronically will receive only one copy of this Proxy Statement, unless we are notified that one or more of these stockholders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.
If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of this Proxy Statement or if you hold our voting stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact Broadridge Financial Solutions, Inc. by writing to Broadridge Financial Solutions, Inc., Attn: Householding Department, 51 Mercedes Way, Edgewood, New York 11717 or by calling, toll-free in the United States, 1-866-540-7095. If you participate in householding and wish to receive a separate copy of this Proxy Statement or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact Broadridge Financial Solutions, Inc. as indicated above.
ELECTRONIC DELIVERY
Registered stockholders may elect to receive future notices and proxy materials by e-mail. To sign up for electronic delivery, go to www.proxyvote.com. Stockholders who hold shares through a bank, brokerage firm or other nominee may sign up for electronic delivery when voting by Internet at www.proxyvote.com, by following the prompts. Also, stockholders who hold shares through a bank, brokerage firm or other nominee may sign up for electronic delivery by contacting their nominee. Once you sign up, you will not receive a printed copy of the notices and proxy materials, unless you request them. If you are a registered stockholder, you may suspend electronic delivery of the notices and proxy materials at any time by contacting our transfer agent, Broadridge, at (844) 998-0388 (outside the United States (813) 255-2421). Stockholders who hold shares through a bank, brokerage firm or other nominee should contact their nominee to suspend electronic delivery.
TIME, PLACE AND DATE
The annual meeting of stockholders is to be held at 8:30 a.m., Mountain time, on June 10, 2024. The annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/ABH2024. To enter the annual meeting, you will need the 16-digit control number
ATLANTA BRAVES HOLDINGS / 7

The Annual Meeting
that is printed on your Notice or proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on June 10, 2024.
TECHNICAL DIFFICULTIES VOTING DURING THE ANNUAL MEETING. If during the check-in time or during the annual meeting you have technical difficulties or trouble accessing the applicable virtual meeting website Broadridge Corporate Issuer Solutions, Inc. will have technicians ready to assist you with any individual technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time for the Atlanta Braves Holdings annual meeting, please call the technical support number that will be posted on the virtual meeting website log-in page at www.virtualshareholdermeeting.com/ABH2024. If Atlanta Braves Holdings experiences technical difficulties during the annual meeting (e.g., a temporary or prolonged power outage), it will determine whether the annual meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the annual meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any such situation, Atlanta Braves Holdings will promptly notify stockholders of the decision via www.virtualshareholdermeeting.com/ABH2024.
PURPOSE
At the annual meeting, you will be asked to consider and vote on each of the following:
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the director election proposal, to elect Brian M. Deevy to continue serving as a Class I member of our Board until the 2027 annual meeting of stockholders or his earlier resignation or removal;

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the auditors ratification proposal, to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2024;

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the say-on-pay proposal, to approve, on an advisory basis, the compensation of our named executive officers as described in this proxy statement under the heading “Executive Compensation”; and

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the say-on-frequency proposal, to approve, on an advisory basis, the frequency at which future say-on-pay votes will be held.

You may also be asked to consider and vote on such other business as may properly come before the annual meeting, although we are not aware at this time of any other business that might come before the annual meeting.
Recommendation of Our Board of Directors

Our Board of Directors has unanimously approved each of the proposals for inclusion in the proxy materials and recommends that you vote FOR the election of the director nominee, FOR the auditors ratification proposal and FOR the say-on-pay proposal. Our Board of Directors also recommends that you vote in favor of the 3 YEARS frequency option with respect to the say-on-frequency proposal.

QUORUM
In order to conduct the business of the annual meeting, a quorum must be present. This means that the holders of at least a majority of the aggregate voting power represented by the shares of our common stock outstanding on the record date and entitled to vote at the annual meeting must be represented at the annual meeting either in person or by proxy. Virtual attendance at the annual meeting constitutes presence in person for purposes of a quorum at the meeting. For purposes of determining a quorum, your shares will be included as represented at the meeting even if you indicate on your proxy that you abstain from voting. If a broker, who is a record holder of shares, indicates on a form of proxy that the broker does not have discretionary authority to vote those shares on a particular proposal or proposals, or if those shares are voted in circumstances in which proxy authority is defective or has been withheld, those shares (broker non-votes) will nevertheless be treated as present for purposes of determining the presence of a quorum. See “—Voting Procedures for Shares Held in Street Name—Effect of Broker Non-Votes” below.
8 / 2024 PROXY STATEMENT

The Annual Meeting
WHO MAY VOTE
Holders of shares of BATRA and BATRB, as recorded in our stock register as of 5:00 p.m., New York City time, on April 16, 2024 (such date and time, the record date for the annual meeting), will be entitled to notice of the annual meeting and to vote at the annual meeting or any adjournment or postponement thereof.
VOTES REQUIRED
If the director nominee receives a plurality of the combined voting power of the outstanding shares of our common stock present in person or represented by proxy at the annual meeting and entitled to vote on the director election at the annual meeting, voting together as a single class, he will be elected to office.
Approval of each of the auditors ratification proposal and the say-on-pay proposal requires the affirmative vote of a majority of the combined voting power of the outstanding shares of our common stock that are present in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class.
The say-on-frequency provides for stockholders to vote for one of three potential frequencies (every one year, two years or three years) for future say-on-pay votes. Stockholders also have the option to abstain from such vote if they do not wish to express a preference. If one of such frequencies receives a majority of the affirmative votes cast on the say-on-frequency proposal by holders of shares of our common stock that are present, in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class, the frequency receiving such majority vote will be considered the frequency that has been recommended by stockholders. However, because this vote is advisory and not binding on our Board of Directors or our company in any way, our Board of Directors may decide that it is in the best interests of our company and its stockholders to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders. If no frequency receives the requisite majority, our Board of Directors will carefully consider the outcome of the vote and decide the frequency at which future advisory votes on executive compensation will be held.
Virtual attendance at the annual meeting constitutes presence in person for purposes of each required vote.
VOTES YOU HAVE
At the annual meeting, holders of shares of BATRA will have one vote per share, and holders of shares of BATRB will have ten votes per share, in each case, that our records show are owned as of the record date. Holders of BATRK will not be eligible to vote at the annual meeting.
SHARES OUTSTANDING
As of the record date, 10,318,162 shares of BATRA and 977,776 shares of BATRB were issued and outstanding and entitled to vote at the annual meeting.
NUMBER OF HOLDERS
There were, as of the record date, 4,788 and 28 record holders of BATRA and BATRB, respectively (which amounts do not include the number of stockholders whose shares are held of record by banks, brokers or other nominees, but include each such institution as one holder).
VOTING PROCEDURES FOR RECORD HOLDERS
Holders of record of BATRA and BATRB as of the record date may vote via the Internet at the annual meeting or prior to the annual meeting by telephone or through the Internet. Alternatively, if they received a paper copy of the proxy materials by mail, they may give a proxy by completing, signing, dating and returning the proxy card by mail.
ATLANTA BRAVES HOLDINGS / 9

The Annual Meeting
Holders of record may vote their shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/ABH2024. To enter the annual meeting, holders will need the 16-digit control number that is printed on their Notice or proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that they are logged in when the meeting starts. Online check-in will start shortly before the meeting on June 10, 2024.
Instructions for voting prior to the annual meeting by using the Internet are printed on the Notice or the proxy voting instructions attached to the proxy card. In order to vote prior to the annual meeting through the Internet, holders should have their Notices or proxy cards available so they can input the required information from the Notice or proxy card, and log onto the Internet website address shown on the Notice or proxy card. When holders log onto the Internet website address, they will receive instructions on how to vote their shares. Unless subsequently revoked, shares of our common stock represented by a proxy submitted as described herein and received at or before the annual meeting will be voted in accordance with the instructions on the proxy.
YOUR VOTE IS IMPORTANT. It is recommended that you vote by proxy even if you plan to attend the annual meeting. You may change your vote at the annual meeting.
If you submit a properly executed proxy without indicating any voting instructions as to a proposal enumerated in the Notice of Annual Meeting of Stockholders, the shares represented by the proxy will be voted “FOR” the election of the director nominee, “FOR” the auditors ratification proposal, and “FOR” the say-on-pay proposal and, in the case of the say-on-frequency proposal, will be voted in favor of the “3 YEARS” frequency option.
If you submit a proxy indicating that you abstain from voting as to a proposal, it will have no effect on the director election proposal or the say-on-frequency proposal and will have the same effect as a vote “AGAINST” each of the other proposals.
If you do not submit a proxy or you do not vote at the annual meeting, your shares will not be counted as present and entitled to vote for purposes of determining a quorum, and your failure to vote will have no effect on determining whether any of the proposals are approved (if a quorum is present).
VOTING PROCEDURES FOR SHARES HELD IN STREET NAME
GENERAL
If you hold your shares in the name of a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee when voting your shares or to grant or revoke a proxy. The rules and regulations of the New York Stock Exchange and The Nasdaq Stock Market LLC (Nasdaq) prohibit brokers, banks and other nominees from voting shares on behalf of their clients without specific instructions from their clients with respect to numerous matters, including, in our case, the director election proposal, the say-on-pay proposal and the say-on-frequency proposal, each as described in this proxy statement. Accordingly, to ensure your shares held in street name are voted on these matters, we encourage you to provide promptly specific voting instructions to your broker, bank or other nominee.
EFFECT OF BROKER NON-VOTES
Broker non-votes are counted as shares of our common stock present and entitled to vote for purposes of determining a quorum but will have no effect on any of the proposals. You should follow the directions your broker, bank or other nominee provides to you regarding how to vote your shares of BATRA and BATRB or how to change your vote or revoke your proxy.
REVOKING A PROXY
If you submitted a proxy prior to the start of the annual meeting, you may change your vote by attending the annual meeting online and voting via the Internet at the annual meeting or by delivering a signed proxy revocation or a new signed proxy with a later date to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Any signed proxy revocation or later-dated proxy must be received before the start of the annual meeting. In addition, you may change your vote through the Internet or by telephone (if you originally voted by the corresponding method) not later than 11:59 p.m., New York City time, on June 9, 2024 for shares held directly.
10 / 2024 PROXY STATEMENT

The Annual Meeting
Your attendance at the annual meeting will not, by itself, revoke a prior vote or proxy from you.
If your shares are held in an account by a broker, bank or other nominee, you should contact your nominee to change your vote or revoke your proxy.
SOLICITATION OF PROXIES
We are soliciting proxies by means of our proxy materials on behalf of our Board of Directors. In addition to this mailing, our employees may solicit proxies personally or by telephone. We pay the cost of soliciting these proxies. We also reimburse brokers and other nominees for their expenses in sending the Notice and, if requested, paper proxy materials to you and getting your voting instructions.
If you have any further questions about voting or attending the annual meeting, please contact Atlanta Braves Holdings Investor Relations at (720) 875-5500 or Broadridge at (844) 998-0388 (outside the United States (813) 255-2421).
OTHER MATTERS TO BE VOTED ON AT THE ANNUAL MEETING
Our Board of Directors is not currently aware of any business to be acted on at the annual meeting other than that which is described in the Notice and this proxy statement. If, however, other matters are properly brought to a vote at the annual meeting, the persons designated as proxies will have discretion to vote or to act on these matters according to their best judgment. In the event there is a proposal to adjourn or postpone the annual meeting, the persons designated as proxies will have discretion to vote on that proposal.
STOCKHOLDER PROPOSALS
This proxy statement relates to our annual meeting of stockholders for the calendar year 2024 which will take place on June 10, 2024. Based solely on the date of our 2024 annual meeting and the date of this proxy statement, (i) a stockholder proposal must be submitted in writing to our Corporate Secretary and received at our executive offices at 12300 Liberty Boulevard, Englewood, Colorado 80112, by the close of business on December 30, 2024 in order to be eligible for inclusion in our proxy materials for the annual meeting of stockholders for the calendar year 2025 (the 2025 annual meeting), and (ii) a stockholder proposal, or any nomination by stockholders of a person or persons for election to the Board of Directors, must be received at our executive offices at the foregoing address not earlier than March 12, 2025 and not later than April 11, 2025 to be considered for presentation at the 2025 annual meeting. We currently anticipate that the 2025 annual meeting will be held during the second quarter of 2025. If the 2025 annual meeting takes place more than 30 days before or 30 days after June 10, 2025 (the anniversary of the 2024 annual meeting), a stockholder proposal, or any nomination by stockholders of a person or persons for election to the Board of Directors, will instead be required to be received at our executive offices at the foregoing address not later than the close of business on the tenth day following the first day on which notice of the date of the 2025 annual meeting is communicated to stockholders or public disclosure of the date of the 2025 annual meeting is made, whichever occurs first, in order to be considered for presentation at the 2025 annual meeting. In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Atlanta Braves Holdings nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the Exchange Act), no later than April 11, 2025.
All stockholder proposals for inclusion in our proxy materials will be subject to the requirements of the proxy rules adopted under the Exchange Act, our charter and bylaws and Nevada law.
ADDITIONAL INFORMATION
We file periodic reports, proxy materials and other information with the SEC. You may inspect such filings on the Internet website maintained by the SEC at www.sec.gov. Additional information can also be found on our website at www.bravesholdings.com. Information contained on any website referenced in this proxy statement is not incorporated by reference in this proxy statement. If you would like to receive a copy of our Annual Report on Form 10-K for the year ended December 31, 2023 (the 2023 Form 10-K), which was filed on February 29, 2024 with the SEC, or any of
ATLANTA BRAVES HOLDINGS / 11

The Annual Meeting
the exhibits listed therein, please call or submit a request in writing to Investor Relations, Atlanta Braves Holdings, Inc., 12300 Liberty Boulevard, Englewood, Colorado 80112, Tel. No. (720) 875-5500, and we will provide you with the 2023 Form 10-K without charge, or any of the exhibits listed therein upon the payment of a nominal fee (which fee will be limited to the expenses we incur in providing you with the requested exhibits).
12 / 2024 PROXY STATEMENT

Proposal 1 – The Election of Directors Proposal
Proposal 1—The Director Election
Proposal

BOARD OF DIRECTORS OVERVIEW
What am I being asked to vote on and how should I vote?
We are asking our stockholders to elect Brian M. Deevy to continue serving as a Class I member of our Board until the 2027 annual meeting of stockholders or his earlier resignation or removal.
Our Board of Directors currently consists of five directors, divided among three classes. Our Class I director, whose term will expire at the 2024 annual meeting, is Brian M. Deevy. This director is nominated for election to our Board to continue serving as a Class I director, and we have been informed that Mr. Deevy is willing to continue serving as a director of our company. The term of the Class I director who is elected at the annual meeting will expire at the annual meeting of our stockholders in the year 2027. Our Class II directors, whose term will expire at the annual meeting of our stockholders in the year 2025, are Terence F. McGuirk and Diana M. Murphy. Our Class III directors, whose term will expire at the annual meeting of our stockholders in the year 2026, are Gregory B. Maffei and Wonya Y. Lucas.
If the director nominee should decline election or should become unable to serve as a director of our company for any reason before election at the annual meeting, votes will be cast by the person appointed as proxy for a substitute nominee, if any, designated by the Board of Directors.
The following lists the nominee for election as a director at the annual meeting and the four directors of our company whose term of office will continue after the annual meeting, and includes as to each person how long such person has been a director of our company, such person’s professional background, other public company directorships and other factors considered in the determination that such person possesses the requisite qualifications and skills to serve as a member of our Board of Directors. For additional information on our Board’s evaluation of director candidates or incumbent directors seeking re-election, see “Corporate Governance—Board Criteria and Director Candidates.” All positions referenced in the biographical information below with our company include, where applicable, positions with our predecessors. The number of shares of our common stock beneficially owned by each director is set forth in this proxy statement under the caption “Security Ownership of Certain Beneficial Owners and Management.”
The members of our nominating and corporate governance committee have determined that Mr. Deevy, who is nominated for election at the annual meeting, continues to be qualified to serve as a director of our company and such nomination was approved by the entire Board of Directors.
VOTE AND RECOMMENDATION
A plurality of the combined voting power of the outstanding shares of our common stock present in person or represented by proxy at the annual meeting and entitled to vote on the director election at the annual meeting, voting together as a single class, is required to elect Mr. Deevy as a Class I member of our Board of Directors.
OUR BOARD RECOMMENDS A VOTE FOR THE DIRECTOR NOMINEE

The Board of Directors recommends that you vote FOR the director nominee. This individual brings a range of relevant experiences and overall diversity of perspectives that is essential to good governance and leadership of our company.

ATLANTA BRAVES HOLDINGS / 13

Proposal 1 – The Election of Directors Proposal
OUR BOARD AT A GLANCE
		Committee Memberships
Name and Principal Occupation	Director Since	Executive	Compensation	Nominating & Corporate Governance	Audit	Non-Liberty Public Board Directorships(1)
Class I director who will stand for election this year
BRIAN M. DEEVY	2023		M	M	C	—
Class II directors who will stand for election in 2025
DIANA M. MURPHY	2023		M	C	M	3
TERENCE F. MCGUIRK	2023	M				—
Class III directors who will stand for election in 2026
GREGORY B. MAFFEI	2022(2)	M				1
WONYA Y. LUCAS	2023		C	M	M	1

(1)
Does not include service on special purpose acquisition companies that have not yet completed an initial business combination or service on the Board of Directors of Qurate Retail, Liberty Broadband, Liberty TripAdvisor, Liberty Media, Sirius XM, Tripadvisor, Charter or Live Nation. See “Corporate Governance—Board Criteria and Director Candidates—Outside Commitments.”

(2)
Mr. Maffei served as a director of our company prior to the Split-Off.

C = Chairperson	M = Member	= Independent

14 / 2024 PROXY STATEMENT

Proposal 1 – The Election of Directors Proposal
NOMINEE FOR ELECTION AS DIRECTOR
Brian M. Deevy	Director Since: July 2023 Age: 69 Committees: Audit (Chair); Compensation; Nominating and Corporate Governance Independent Director
Mr. Deevy brings to our Board in-depth knowledge of the communications, media and entertainment industries. He has an extensive background in mergers and acquisitions, investment banking and capital formation and provides strategic insights with respect to our company’s activities in these areas.

Professional Background:
•
Head of RBC CME Group until June 2015

•
Responsible for strategic development of the RBC CME Group’s business (including mergers & acquisitions, private equity and debt capital formation and financial advisory engagements)

•
Chairman and Chief Executive Officer of Daniels & Associates (investment banking firm that provided financial advisory services to the communications industry until it was acquired by RBC in 2007)

•
Prior to joining Daniels & Associates, RBC Daniels’ predecessor, was with Continental Illinois National Bank

•
Director of the Daniels Fund (2003 – present)

•
Director of the U.S. Olympic and Paralympic Foundation (2016 – present)

Public Company Directorships:
•
Liberty Media (June 2015 – present)

Non-Liberty Public Company Directorships: None
Former Public Company Directorships:
•
Trine II Acquisition Corp.(November 2021 – May 2023)

•
Ascent Capital Group, Inc. (November 2013 – May 2016)

•
Ticketmaster Entertainment, Inc. (August 2008 – January 2010)

ATLANTA BRAVES HOLDINGS / 15

Proposal 1 – The Election of Directors Proposal
DIRECTORS WHOSE TERM EXPIRES IN 2025
Diana M. Murphy	Director Since: July 2023 Age: 67 Committees: Nominating and Corporate Governance (Chair), Audit, Compensation Independent Director
Ms. Murphy brings to our Board extensive experience in leadership roles on boards of publicly traded, private and non-profit organizations. Her business acumen and expertise in strategic planning, management development and risk management adds important perspective and experience to our Board.

Professional Background:
•
Managing Director of Rocksolid Holdings, LLC since 2007

•
Previously held various management positions at Tribune Media Company from 1979 until 1992, including as Senior Vice President, and at The Baltimore Sun Company from 1992 to 1995

•
Managing Director of Chartwell Capital Management, Inc. from 1997 until 2007

•
Managing Director of the Georgia Research Alliance Venture Fund from 2012 until 2016

•
President of the United States Golf Association from 2016 until 2018

Public Company Directorships:
•
Non-Executive Chairman of Landstar System, Inc. (1998 – present)

•
Director of Synovus Financial Corp. (2017 – present)

•
Director of American International Group, Inc. (March 2023 – present)

Former Public Company Directorships:
•
Director of CTS Corporation from (2010 – 2020)

Terence McGuirk	General Manager Director Since: July 2023 Age: 72 Committees: Executive
As Chairman and Chief Executive Officer of the Braves, Mr. McGuirk maintains executive oversight over all aspects of the Braves franchise and Battery. His in-depth experience with the Braves franchise, involvement with MLB and prior experience in the broadcasting sector provides our company and our Board with valuable insight.

Professional Background:
•
Chairman of the Braves since 2007

•
Chairman and Chief Executive Officer of the Braves since 2014

•
Chairman of Braves Development Company, LLC since 2014

•
Chairman and Chief Executive Officer of TBS from 1996 until 2001

•
Vice Chairman of TBS and Chief Executive Officer of the TBS-owned Atlanta sports teams, including the Braves, the National Basketball Association Hawks and the National Hockey League Thrashers from March 2001 until December 2003

•
Ex officio member of the MLB Executive Council, Chairman of the MLB Committee on Economic Reform and member of MLB’s Ownership Committee and Finance and Compensation Committee

Public Company Directorships: None Former Public Company Directorships: None
16 / 2024 PROXY STATEMENT

Proposal 1 – The Election of Directors Proposal
DIRECTORS WHOSE TERM EXPIRES IN 2026
Gregory B. Maffei	Chairman of the Board, President and Chief Executive Officer Director Since: December 2022; Chairman since July 2023 Age: 63 Committees: Executive
Mr. Maffei brings to our Board significant financial and operational experience based on his senior policy making positions at our company, Liberty Media, Qurate Retail, Liberty TripAdvisor and Liberty Broadband, and his previous executive positions at GCI Liberty, Oracle, 360networks and Microsoft, as well as his public company board experience. He provides our Board with executive leadership perspective on the strategic planning for, and operations and management of, large public companies and risk management principles.

Professional Background:
•
•
President and Chief Executive Officer of our company since December 2022; Chairman of the Board of our company since July 2023

•
President and Chief Executive Officer of Liberty Media since May 2007

•
President and Chief Executive Officer of Liberty Broadband since June 2014

•
President and Chief Executive Officer of Liberty TripAdvisor since July 2013

•
President and Chief Executive Officer of GCI Liberty from March 2018 until its combination with Liberty Broadband in December 2020

•
President and Chief Executive Officer of LMAC from November 2020 until its liquidation and dissolution in December 2022

•
President and Chief Executive Officer of Qurate Retail from February 2006 to March 2018, having served as its CEO-Elect from November 2005 through February 2006; Chairman of the Board of Qurate Retail since March 2018

•
Previously President and Chief Financial Officer of Oracle, Chairman, President and Chief Executive Officer of 360networks, and Chief Financial Officer of Microsoft

Public Company Directorships:
•
Liberty Media (May 2007 – present)

•
Sirius XM (March 2009 – present; Chairman of the Board, April 2013 – present)

•
Live Nation (February 2011 – present; Chairman of the Board, March 2013 – present)

•
Qurate Retail (November 2005 – present; Chairman of the Board, March 2018 – present)

•
Liberty TripAdvisor (July 2013 – present; Chairman of the Board, June 2015 – present)

•
Tripadvisor (Chairman of the Board, February 2013 – present)

•
Liberty Broadband (June 2014 – present)

•
Charter (May 2013 – present)

Non-Liberty Public Company Directorships:
•
Zillow (February 2015 – present)

Former Public Company Directorships:
•
LMAC (November 2020 – December 2022; Chairman of the Board, April 2021 – December 2022)

•
GCI Liberty (March 2018 – December 2020)

•
Zillow, Inc. (Zillow’s predecessor) (May 2005 – February 2015)

•
DIRECTV and predecessors (February 2008 – June 2010)

•
Electronic Arts, Inc. (June 2003 – July 2013)

•
Barnes & Noble, Inc. (September 2011 – April 2014)

•
STARZ (Chairman of the Board, January 2013 – December 2016)

•
Pandora Media, Inc. (September 2017 – February 2019)

ATLANTA BRAVES HOLDINGS / 17

Proposal 1 – The Election of Directors Proposal
Wonya Y. Lucas	Director Since: July 2023 Age: 63 Committees: Compensation (Chair), Audit; Nominating and Corporate Governance Independent Director
Ms. Lucas brings to our Board significant experience in the broadcasting industry, having an extensive background in programming, content development and brand management. Her professional expertise, combined with her continued involvement in the media and entertainment industry, makes her a valuable member of our Board.

Professional Background:
•
President and Chief Executive Officer of Hallmark Media (formerly Crown Media Holding) from July 2020 until December 2023

•
President and Chief Executive Officer of Public Broadcasting Atlanta from April 2015 until August 2020

•
President of Lucas Strategic Consultants LLC from 2013 until 2015

•
President and Chief Executive Officer of TV One from 2011 until 2013

•
Executive Vice President and Chief Operating Officer, Discovery Channel and Science Channel, of Discovery Communications, Inc. from 2010 until 2011

•
Executive Vice President and Global Chief Marketing Officer of Discovery Communications, Inc. from 2008 until 2010

•
Executive Vice President, General Manager of The Weather Channel Companies from 2004 until 2008

•
Executive Vice President, Strategic Marketing of The Weather Channel Companies from 2002 until 2004

•
TBS from 1994 until 2002, where she served in a variety of marketing and strategy roles

•
Vice Chair of National Public Radio from May 2017 until August 2020

Public Company Directorships:
•
Comcast Corporation (April 2024 – present)

Former Public Company Directorships:
•
E.W. Scripps Company (May 2019  – May 2022)

•
J.C. Penney Company, Inc. from (August 2017 – July 2020)

18 / 2024 PROXY STATEMENT

Corporate Governance
Corporate Governance

DIRECTOR INDEPENDENCE
It is our policy that a majority of the members of our Board of Directors be independent of our management. For a director to be deemed independent, our Board of Directors must affirmatively determine that the director has no direct or indirect material relationship with us. To assist our Board of Directors in determining which of our directors qualify as independent for purposes of Nasdaq rules as well as applicable rules and regulations adopted by the SEC, the nominating and corporate governance committee of our Board of Directors follows Nasdaq’s corporate governance rules on the criteria for director independence.
Our Board of Directors has determined that each of Brian M. Deevy, Diana M. Murphy and Wonya Y. Lucas qualifies as an independent director of our company.
BOARD COMPOSITION
As described above under “Proposal 1—The Director Election Proposal,” our Board is comprised of directors with a broad range of backgrounds and skill sets, including in media and telecommunications, broadcasting, venture capital, investment banking, auditing and financial engineering. For more information on our policies with respect to Board candidates, see “—Board Criteria and Director Candidates” below.
BOARD CLASSIFICATION
As described above under “Proposal 1—The Director Election Proposal,” our Board of Directors currently consists of five directors, divided among three classes. Our Board believes that its current classified structure, with directors serving for three-year terms, is the appropriate board structure for our company at this time and is in the best interests of our stockholders for the following reasons.
LONG-TERM FOCUS & ACCOUNTABILITY
Our Board believes that a classified board encourages our directors to look to the long-term best interest of our company and our stockholders, rather than being unduly influenced by the short-term focus of certain investors and special interests. In addition, our Board believes that three-year terms focus director accountability on the Board’s long-term strategic vision and performance, rather than short-term pressures and circumstances.
CONTINUITY OF BOARD LEADERSHIP
A classified board allows for a greater amount of stability and continuity providing institutional perspective and knowledge to both management and less-tenured directors. By its very nature, a classified board ensures that at any given time there will be experienced directors serving on our Board who are fully immersed in and knowledgeable about our businesses, including our relationships with current and potential strategic partners, as well as the competition, opportunities, risks and challenges that exist in the industries in which our businesses operate. We also believe the benefit of a classified board to our company and our stockholders comes not from continuity alone but rather from the continuity of highly qualified, engaged and knowledgeable directors focused on long-term stockholder interests. Each year, our nominating and corporate governance committee works actively to ensure our Board continues to be comprised of such individuals.
ATLANTA BRAVES HOLDINGS / 19

Corporate Governance
BOARD DIVERSITY
Our Board understands and appreciates the value and enrichment provided by a diverse board. As such, we actively seek diverse director candidates (see “—Board Criteria and Director Candidates”).
Board Diversity Matrix (as of April 24, 2024)
Total Number of Directors	5
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	3	—	—
Part II: Demographic Background
African American or Black	1	—	—	—
Alaskan Native or American Indian	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	3	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+			—
Did Not Disclose Demographic Background			—
BOARD LEADERSHIP STRUCTURE
Gregory B. Maffei currently serves as our Chairman of the Board, President and Chief Executive Officer (principal executive officer) and is responsible for identifying and implementing strategic initiatives as well as providing executive leadership. Our Board believes that our President and Chief Executive Officer is best suited to serve as Chairman of the Board, because he is the director most familiar with our company’s business and industry, and most capable of effectively identifying strategic priorities for our company, leading the Board in discussions regarding our business and strategic direction, and focusing the Board on execution of strategy. Independent directors and management have different perspectives and roles in strategy development. Our independent directors bring experience, oversight and expertise from outside our company and industry, while our President and Chief Executive Officer brings significant financial and operational experience based on his past and present senior policy making positions as a director and/or executive officer at our company and other large public companies. Our Board believes that the combined role of Chairman of the Board and President and Chief Executive Officer promotes strategy development and execution, and facilitates information flow between management and the Board. In light of the active involvement by our independent directors, our Board has not named a lead independent director.
BOARD ROLE IN RISK OVERSIGHT
The Board as a whole has responsibility for risk oversight, with reviews of certain areas being conducted by the relevant Board committees. Our audit committee oversees management of financial risks and risks relating to potential conflicts of interest. Our compensation committee oversees the management of risks relating to our compensation arrangements with senior officers. Our nominating and corporate governance committee oversees the nomination of individuals with the judgment, skills, integrity and independence necessary to oversee the key risks associated with our company, as well as risks inherent in our corporate structure. These committees then provide reports periodically to the full Board. In addition, the oversight and review of other strategic risks are conducted directly by the full Board.
The oversight responsibility of the Board and its committees is enabled by management reporting processes that are designed to provide visibility to the Board about the identification, assessment and management of critical short-,
20 / 2024 PROXY STATEMENT

Corporate Governance
intermediate- and long-term risks. These areas of focus include existing and emerging strategic, operational, financial and reporting, succession and compensation, legal and compliance, cybersecurity and other risks, including those related to material environmental and social matters such as climate change, human capital management, diversity, equity and inclusion, and community relations. Our management reporting processes include regular reports from our Chief Executive Officer, which are prepared with input from our senior management team, and also include input from our Internal Audit group and our Senior Vice President, Investor Relations, who manages our company’s sustainability efforts and remains in regular contact with senior sustainability leaders across our portfolio of companies who provide feedback and disclosure on material issues. This is further supported by a company-level Corporate Responsibility Committee, which has cross-functional representation across all reaches of our leadership. With our Board’s oversight, we seek to collaborate across our portfolio of companies to drive best practices through regular sustainability-focused internal meetings and discussions, including on topics such as sustainability disclosure, diversity and inclusion and cybersecurity.
CODE OF ETHICS
We have adopted a code of business conduct and ethics that applies to our directors, officers, and employees of Atlanta Braves Holdings, which constitutes our “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act. Our code of business conduct and ethics is available on our website at https://www.bravesholdings.com/investors/corporate-governance/governance-documents.
FAMILY RELATIONSHIPS; LEGAL PROCEEDINGS
There is no family relationship between any of our executive officers or directors, by blood, marriage or adoption.
During the past ten years, none of our directors and executive officers has had any involvement in such legal proceedings as would be material to an evaluation of his or her ability or integrity.
COMMITTEES OF THE BOARD OF DIRECTORS
Our Board of Directors has four standing committees: audit, compensation, executive and nominating and corporate governance. The key responsibilities and focus areas of each committee, as well as their current members and information on number of meetings during 2023 are set forth below. The written charters for the audit, compensation and nominating and corporate governance committees as adopted by each such committee, as well as our corporate governance guidelines (which were developed by our nominating and corporate governance committee), can be found on our website at https://www.bravesholdings.com/investors/corporate-governance/governance-documents.
Our Board of Directors, by resolution, may from time to time establish other committees of our Board of Directors, consisting of one or more of our directors. Any committee so established will have the powers delegated to it by resolution of our Board of Directors, subject to applicable law.
Our Board of Directors has determined that all of the members of each of the audit, compensation and nominating and corporate governance committees are independent. See “—Director Independence.”
ATLANTA BRAVES HOLDINGS / 21

Corporate Governance
AUDIT COMMITTEE OVERVIEW

2 meetings in 2023
Chair
Brian M. Deevy*
Other Members
Wonya Y. Lucas
Diana M. Murphy
*Our Board of Directors has
determined that Mr. Deevy
is an “audit committee
financial expert” under
applicable SEC rules and
regulations
Audit Committee Report, page 32

The audit committee reviews and monitors the corporate accounting and financial reporting and the internal and external audits of our company. The committee’s functions include, among other things:
•
Appointing or replacing our independent auditors;

•
Reviewing and approving in advance the scope and the fees of our annual audit and reviewing the results of our audits with our independent auditors;

•
Reviewing and approving in advance the scope and the fees of non-audit services of our independent auditors;

•
Reviewing compliance with and the adequacy of our existing major accounting and financial reporting policies;

•
Reviewing our management’s procedures and policies relating to the adequacy of our internal accounting controls and compliance with applicable laws relating to accounting practices;

•
Confirming compliance with applicable SEC and stock exchange rules; and

•
Preparing a report for our annual proxy statement.

EXECUTIVE COMMITTEE OVERVIEW
Members Gregory B. Maffei Terence F. McGuirk
Our executive committee may exercise all the powers and authority of our Board of Directors in the management of our business and affairs (except as specifically prohibited by the Nevada Revised Statutes). This includes the power and authority to authorize the issuance of shares of our capital stock.
No meetings of the executive committee were held in 2023.

22 / 2024 PROXY STATEMENT

Corporate Governance
COMPENSATION COMMITTEE OVERVIEW
2 meetings in 2023 Chair Wonya Y. Lucas Other Members Brian M. Deevy Diana M. Murphy Compensation Committee Report, page 47
The compensation committee assists the Board in discharging its responsibilities relating to compensation of our company's executives and produces an annual report on executive compensation for inclusion in our annual proxy statement.
In connection with the Split-Off, we entered into the services agreement (as defined in this proxy statement), pursuant to which Liberty Media provides us with administrative, executive and management services.
Key Responsibilities:
•
Evaluate the services fee under the services agreement on at least an annual basis, subject to certain exceptions;

•
May approve incentive awards or other forms of compensation to employees of Liberty Media who are providing services to our company, which employees include our executive officers;

•
If we engage a chief executive officer, chief accounting officer, principal financial officer, chief legal officer or chief administrative officer to perform services for our company outside the services agreement, review and approve corporate goals and objectives relevant to the compensation of any such person; and

•
Oversee the compensation of the Chairman of the Braves.

For a description of our current processes and policies for consideration and determination of executive compensation, including the role of our Chief Executive Officer and an outside consultant in determining or recommending amounts and/or forms of compensation, see “Executive Compensation—Compensation Discussion and Analysis.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE OVERVIEW
Chair Diana M. Murphy Other Members Brian M. Deevy Wonya Y. Lucas
The nominating and corporate governance committee functions include, among other things:
•
Develop qualification criteria for selecting director candidates and identify individuals qualified to become Board members consistent with such criteria established or approved by our Board of Directors from time to time;

•
Identify director nominees for upcoming annual meetings;

•
Develop corporate governance guidelines applicable to our company; and

•
Oversee the evaluation of our Board and management.

No meetings of the nominating and corporate governance committee were held in 2023.

ATLANTA BRAVES HOLDINGS / 23

Corporate Governance
BOARD CRITERIA AND DIRECTOR CANDIDATES
BOARD CRITERIA. The nominating and corporate governance committee believes that nominees for director should possess the highest personal and professional ethics, integrity, values and judgment and should be committed to the long-term interests of our stockholders. To be nominated to serve as a director, a nominee need not meet any specific minimum criteria. As described in our corporate governance guidelines, director candidates are identified and nominated based on broad criteria, with the objective of identifying and retaining directors that can effectively develop our company’s strategy and oversee management’s execution of that strategy. In the director candidate identification and nomination process, our Board seeks a breadth of experience from a variety of industries and from professional disciplines, along with a diversity of gender, ethnicity, age and other characteristics. When evaluating a potential director nominee, including one recommended by a stockholder, the nominating and corporate governance committee will take into account a number of factors, including, but not limited to, the following:
•
independence from management;

•
his or her unique background, including education, professional experience, relevant skill sets and diversity of gender, ethnicity, age and other characteristics;

•
judgment, skill, integrity and reputation;

•
existing commitments to other businesses as a director, executive or owner;

•
personal conflicts of interest, if any; and

•
the size and composition of the existing Board of Directors, including whether the potential director nominee would positively impact the composition of the Board by bringing a new perspective or viewpoint to the Board of Directors.

The nominating and corporate governance committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees.
OUTSIDE COMMITMENTS. In recent years, some investors and proxy advisors have instituted “bright-line” proxy voting policies on the number of outside public company boards that a director may serve on. Our Board of Directors recognizes investors’ concerns that highly sought-after directors could lack the time and attention to adequately perform their duties and responsibilities, and considers each director’s performance and commitment to ensure their continued effectiveness as a director. Given our company’s ownership interests in other public companies, our company and our Board values the positions of certain of our directors and members of management hold on the boards of these entities, as they provide our company with unique insight and input into those businesses and their operations. The nominating and corporate governance committee also recognizes and values the benefits derived by our directors from their service on other public company boards, as such service provides our directors with diverse perspectives, in-depth industry knowledge and cross-industry insights, all of which enhance the knowledge base and skill set of our Board as a whole.
Our Board also recognizes the uniqueness of the relationships among Atlanta Braves Holdings, Qurate Retail, Liberty Broadband, Liberty Media and Liberty TripAdvisor, including the collaborative approach to addressing sustainability, as well as with the portfolio of assets within each of these public companies. To the extent our directors serve on more than one of the boards of these companies, we believe that such service is an important aspect of our directors’ (including Mr. Maffei’s) service, as it capitalizes on various synergies between and among these boards. For this reason, we believe that a better presentation of these directors’ outside commitments is to consider the number of their “non-Liberty” public company board directorships (see “Proposal 1—The Director Election Proposal—Our Board at a Glance”). Based on this perspective, we have considered the facts-and-circumstances of the roles of our directors with our company, including the following considerations:
•
from a historical perspective, the significant time and resources each of these directors has regularly dedicated to our company;

•
the nature of their board commitments relating to their respective roles with these companies;

•
the synergies between their respective service on these other boards and ours;

•
their respective service on “non-Liberty” public company board directorships; and

•
the respective directors’ personal skills, expertise and qualifications (including the broad industry knowledge of each such director).

24 / 2024 PROXY STATEMENT

Corporate Governance
We believe that the outside service of our directors does not conflict with, and instead enhances, their respective roles and responsibilities at our company.
DIRECTOR CANDIDATE IDENTIFICATION PROCESS. The nominating and corporate governance committee will consider candidates for director recommended by any stockholder provided that such recommendations are properly submitted. Eligible stockholders wishing to recommend a candidate for nomination as a director should send the recommendation in writing to the Corporate Secretary, Atlanta Braves Holdings, Inc., 12300 Liberty Boulevard, Englewood, Colorado 80112. Stockholder recommendations must be made in accordance with our bylaws, as discussed under “The Annual Meeting—Stockholder Proposals” above, and contain the following information:
•
the name and address of the proposing stockholder and the beneficial owner, if any, on whose behalf the nomination is being made, and documentation indicating the number of shares of our common stock owned beneficially and of record by such person and the holder or holders of record of those shares, together with a statement that the proposing stockholder is recommending a candidate for nomination as a director;

•
the candidate’s name, age, business and residence addresses, principal occupation or employment, business experience, educational background and any other information relevant in light of the factors considered by the nominating and corporate governance committee in making a determination of a candidate’s qualifications, as described below;

•
a statement detailing any relationship, arrangement or understanding between the proposing stockholder and/or beneficial owner(s), if different, and any other person(s) (including their names) under which the proposing stockholder is making the nomination and any affiliates or associates (as defined in Rule 12b-2 of the Exchange Act) of such proposing stockholder(s) or beneficial owner (each a Proposing Person);

•
a statement detailing any relationship, arrangement or understanding that might affect the independence of the candidate as a member of our Board of Directors;

•
any other information that would be required under SEC rules in a proxy statement soliciting proxies for the election of such candidate as a director;

•
a representation as to whether the Proposing Person intends (or is part of a group that intends) to deliver any proxy materials or otherwise solicit proxies in support of the director nominee;

•
a representation by each Proposing Person who is a holder of record of our common stock as to whether the notice is being given on behalf of the holder of record and/or one or more beneficial owners, the number of shares held by any beneficial owner along with evidence of such beneficial ownership and that such holder of record is entitled to vote at the annual stockholders meeting and intends to appear in person or by proxy at the annual stockholders meeting at which the person named in such notice is to stand for election;

•
a written consent of the candidate to be named in the proxy statement and to serve as a director, if nominated and elected;

•
a representation as to whether the Proposing Person has received any financial assistance, funding or other consideration from any other person regarding the nomination (a Stockholder Associated Person) (including the details of such assistance, funding or consideration); and

•
a representation as to whether and the extent to which any hedging, derivative or other transaction has been entered into with respect to our company within the last six months by, or is in effect with respect to, the Proposing Person, any person to be nominated by the proposing stockholder or any Stockholder Associated Person, the effect or intent of which transaction is to mitigate loss to or manage risk or benefit of share price changes for, or increase or decrease the voting power of, the Proposing Person, its nominee, or any such Stockholder Associated Person.

In connection with its evaluation, the nominating and corporate governance committee may request additional information from the proposing stockholder and the candidate. The nominating and corporate governance committee has sole discretion to decide which individuals to recommend for nomination as directors. The nominating and corporate governance committee will evaluate a prospective nominee suggested by any stockholder in the same manner and against the same criteria as any other prospective nominee identified by the nominating and corporate governance committee.
When seeking candidates for director, the nominating and corporate governance committee may solicit suggestions from incumbent directors, management, stockholders and others. After conducting an initial evaluation of a prospective nominee, the nominating and corporate governance committee will interview that candidate if it believes the candidate might be
ATLANTA BRAVES HOLDINGS / 25

Corporate Governance
suitable to be a director. The nominating and corporate governance committee may also ask the candidate to meet with management. If the nominating and corporate governance committee believes a candidate would be a valuable addition to our Board of Directors, it may recommend to the full Board that candidate’s nomination and election.
Prior to nominating an incumbent director for re-election at an annual meeting of stockholders, the nominating and corporate governance committee will consider the director’s past attendance at, and participation in, meetings of the Board of Directors and its committees and the director’s formal and informal contributions to the various activities conducted by the Board and the Board committees of which such individual is a member. In addition, the nominating and corporate governance committee will consider any outside directorships held by such individual. See “—Outside Commitments” above.
BOARD MEETINGS
Under the Nasdaq’s corporate governance rules, the independent directors are required to meet in regularly scheduled executive sessions, without management participation.
DIRECTOR ATTENDANCE AT ANNUAL MEETINGS
Our Board of Directors encourages all members of the Board to attend the 2024 annual meeting of our stockholders, which is our first annual meeting, and to attend future annual meetings of our stockholders.
STOCKHOLDER COMMUNICATION WITH DIRECTORS
Our stockholders may send communications to our Board of Directors or to individual directors by mail addressed to the Board of Directors or to an individual director c/o Atlanta Braves Holdings, Inc., 12300 Liberty Boulevard, Englewood, Colorado 80112. All such communications from stockholders will be forwarded to our directors on a timely basis. Stockholders are also encouraged to send communications to Atlanta Braves Investor Relations, which conducts robust stockholder engagement efforts for our company and provides our Board with insight on stockholder concerns.
EXECUTIVE SESSIONS
Under the Nasdaq’s corporate governance rules, the independent directors are required to meet in regularly scheduled executive sessions, without management participation.
Any interested party who has a concern regarding any matter that it wishes to have addressed by our independent directors, as a group, at an upcoming executive session may send its concern in writing addressed to Independent Directors of Atlanta Braves Holdings, Inc., c/o Atlanta Braves Holdings, Inc., 12300 Liberty Boulevard, Englewood, Colorado 80112. The current independent directors of our company are Brian M. Deevy, Wonya Y. Lucas and Diana M. Murphy.
26 / 2024 PROXY STATEMENT

Director Compensation
Director Compensation

NONEMPLOYEE DIRECTORS
DIRECTOR FEES
Each of our directors who is not an employee of, or service provider to, our company is paid an annual fee of $210,000 (which we refer to as the director fee) for 2024 ($200,000 on an annualized basis for the portion of 2023 following the Split-Off), and each director was permitted to elect to receive 50% of such director fee in restricted stock units (RSUs) or options to purchase BATRK (options or stock options), which will vest one year from the date of grant, with the remainder payable in cash (cash director fee). The awards issued to our directors with respect to their service on our Board in 2024 were issued in December 2023 and a pro-rata amount was issued to our directors with respect to their service on our Board for the portion of 2023 following the Split-Off. See “—Director RSU Grants” and “—Director Option Grants” below for information on the equity awards granted in 2023 to the nonemployee directors with respect to service on our Board in 2024 and for the portion of 2023 following the Split-Off.
Fees for service on our audit committee, compensation committee and nominating and corporate governance committee are the same for 2024 and 2023, with each member thereof receiving an additional annualized fee of $15,000, $10,000 and $10,000, respectively, for his or her participation on each such committee, except that the chairperson of each such committee instead receives an additional annualized fee of $25,000, $15,000 and $15,000, respectively, for his or her participation on that committee. The cash portion of the director fees and the fees for participation on committees are payable quarterly in arrears.
EQUITY INCENTIVE PLAN
As discussed below, awards granted to our nonemployee directors under the Atlanta Braves Holdings, Inc. 2023 Omnibus Incentive Plan (the 2023 incentive plan) are administered by our Board of Directors or our compensation committee. Our Board of Directors has full power and authority to grant eligible persons the awards described below and to determine the terms and conditions under which any awards are made. The 2023 incentive plan is designed to provide additional remuneration to our nonemployee directors and independent contractors, among others, to encourage their investment in our capital stock, thereby increasing their proprietary interest in our business and to aid in attracting persons of exceptional ability to become nonemployee directors of our company. Our Board of Directors may grant non-qualified stock options, stock appreciation rights (SARs), restricted shares, RSUs, cash awards, performance awards or any combination of the foregoing under the 2023 incentive plan.
The maximum number of shares of our common stock with respect to which awards may be issued under the 2023 incentive plan is 7,250,000, subject to anti-dilution and other adjustment provisions of the respective plans. Under the 2023 incentive plan, no nonemployee director may be granted during any calendar year awards having a value determined on the date of grant in excess of $1 million. Shares of our common stock issuable pursuant to awards made under the 2023 incentive plan are made available from either authorized but unissued shares or shares that have been issued but reacquired by our company.
DIRECTOR RSU GRANTS
Pursuant to our director compensation policy described above and the 2023 incentive plan, on August 23, 2023, Mr. Deevy and Mses. Lucas and Murphy were each granted RSUs with respect to 592 shares of BATRK, which RSUs represented the portion of the director fee payable to each of Mr. Deevy and Mses. Lucas and Murphy for the portion of 2023 following the Split-Off. The RSUs vested on December 8, 2023.
Pursuant to our director compensation policy described above and the 2023 incentive plan, on December 11, 2023, Mr. Deevy and Ms. Murphy were each granted RSUs with respect to 1,462 shares of BATRK and Ms. Lucas was granted RSUs with respect to 2,925 shares of BATRK. The RSUs will vest on the first anniversary of the grant date, or on such earlier
ATLANTA BRAVES HOLDINGS / 27

Director Compensation
date that the grantee ceases to be a director because of death or disability and, unless our Board of Directors determines otherwise, will be forfeited if the grantee resigns or is removed from the Board before the vesting date.
DIRECTOR OPTION GRANTS
Pursuant to our director compensation policy described above and the 2023 incentive plan, on August 23, 2023, Mr. Deevy and Mses. Lucas and Murphy were each granted options to purchase 1,510 BATRK shares, each at an exercise price of $36.15, which was the closing price of such stock on the grant date. The options represented the portion of the director fee payable to each of Mr. Deevy and Mses. Lucas and Murphy for the portion of 2023 following the Split-Off and vested on December 8, 2023.
Pursuant to our director compensation policy described above and the 2023 incentive plan, on December 11, 2023, Mr. Deevy and Ms. Murphy were each granted options to purchase 3,700 BATRK shares, each at an exercise price of $37.45, which was the closing price of such stock on the grant date. The options will become exercisable on the first anniversary of the grant date, or on such earlier date that the grantee ceases to be a director because of death or disability, and, unless our Board determines otherwise, will be terminated without becoming exercisable if the grantee resigns or is removed from the Board before the vesting date. Once vested, the options will remain exercisable until the seventh anniversary of the grant date, or, if earlier, until the first business day following the first anniversary of the date the grantee ceases to be a director.
STOCK OWNERSHIP GUIDELINES
Our Board of Directors adopted stock ownership guidelines that require each nonemployee director to own shares of our company’s stock equal to at least three times the value of the cash director fee. Nonemployee directors have five years from the nonemployee director’s initial appointment to our Board to comply with these guidelines.
28 / 2024 PROXY STATEMENT

Director Compensation
DIRECTOR COMPENSATION TABLE
The following table sets forth information concerning the compensation of our nonemployee directors for 2023.
Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)(3)	Option Awards ($)(2)(4)	All Other Compensation ($)	Total ($)
Brian M. Deevy	65,728	76,153	76,192	—	218,072
Wonya Y. Lucas	63,462	130,942	21,399	—	215,803
Diana M. Murphy	63,462	76,153	76,192	—	215,806

(1)
Gregory B. Maffei and Terence McGuirk, each of whom served as a director of our company in 2023 and were a named executive officer, received no compensation for serving as a director of our company during 2023.

(2)
As of December 31, 2023, our then-serving directors (other than Messrs. Maffei and McGuirk, whose equity awards are listed in the “Outstanding Equity Awards at Fiscal Year-End” table below) held the following equity awards:

	Brian M. Deevy	Wonya Y. Lucas	Diana M. Murphy
Options (#)
BATRK	8,063	1,510	5,210
RSUs (#)
BATRK	1,462	2,925	1,462

(3)
Reflects the grant date fair value of RSUs awarded, which has been computed based on the closing price of BATRK shares on the grant date in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 718 (ASC Topic 718), but (pursuant to SEC regulations) without reduction for estimated forfeitures.

(4)
The aggregate grant date fair value of the stock option awards has been computed in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Note 11 to our consolidated financial statements for the year ended December 31, 2023 (which are included in our 2023 Form 10-K).

ATLANTA BRAVES HOLDINGS / 29

Proposal 2—The Auditors Ratification Proposal
Proposal 2—The Auditors Ratification Proposal

What am I being asked to vote on and how should I vote?
We are asking our stockholders to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2024.
Even if the selection of KPMG LLP is ratified, the audit committee of our Board of Directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if our audit committee determines that such a change would be advisable. In the event our stockholders fail to ratify the selection of KPMG LLP, our audit committee will consider it as a direction to select other auditors for the year ending December 31, 2024.
A representative of KPMG LLP is expected to be available to answer appropriate questions at the annual meeting and will have the opportunity to make a statement if he or she so desires.
VOTE AND RECOMMENDATION
The affirmative vote of a majority of the combined voting power of the outstanding shares of our common stock that are present in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class, is required to approve the auditors ratification proposal.
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

The Board of Directors recommends that you vote FOR this proposal because KPMG LLP is an independent firm with few ancillary services and reasonable fees, and has significant industry and financial reporting expertise.

AUDIT FEES AND ALL OTHER FEES
The following table presents fees for professional audit services rendered by KPMG LLP for the audit of consolidated financial statements for 2023 (the only calendar year in which we paid fees to KPMG LLP) and fees billed for other services rendered by KPMG LLP.
ATLANTA BRAVES HOLDINGS
2023
Audit fees	$1,424,000
Audit related fees	—
Audit and audit related fees	1,424,000
Tax fees(1)	—
All other fees	—
Total fees	$1,424,000

(1)
Tax fees consist of tax compliance and consultations regarding the tax implications of certain transactions.

Our audit committee has considered whether the provision of services by KPMG LLP to our company other than auditing is compatible with KPMG LLP maintaining its independence and believes that the provision of such other services is compatible with KPMG LLP maintaining its independence.

30 / 2024 PROXY STATEMENT

Proposal 2—The Auditors Ratification Proposal
POLICY ON PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT AUDITOR
Our audit committee has adopted a policy regarding the pre-approval of all audit and permissible non-audit services provided by our independent auditor. Pursuant to this policy, our audit committee has approved the engagement of our independent auditor to provide the following services (all of which are collectively referred to as pre-approved services):
•
audit services as specified in the policy, including (i) financial audits of our company and our subsidiaries, (ii) services associated with registration statements, periodic reports and other documents filed or issued in connection with securities offerings (including comfort letters and consents), (iii) attestations of management reports on our internal controls and (iv) consultations with management as to accounting or disclosure treatment of transactions;

•
audit related services as specified in the policy, including (i) due diligence services, (ii) financial statement audits of employee benefit plans, (iii) consultations with management as to the accounting or disclosure treatment of transactions, (iv) attest services not required by statute or regulation, (v) certain audits incremental to the audit of our consolidated financial statements, (vi) closing balance sheet audits related to dispositions, and (vii) general assistance with implementation of the requirements of certain SEC rules or listing standards; and

•
tax services as specified in the policy, including federal, state, local and international tax planning, compliance and review services, expatriate tax assistance and compliance and tax due diligence and advice regarding mergers and acquisitions.

Notwithstanding the foregoing general pre-approval, if, in the reasonable judgment of our Chief Accounting Officer and Principal Financial Officer, an individual project involving the provision of pre-approved services is likely to result in fees in excess of $50,000, or if individual projects under $50,000 are likely to equal or exceed $250,000 during the period between the regularly scheduled meetings of the audit committee, then such projects will require the specific pre-approval of our audit committee. Our audit committee has delegated the authority for the foregoing approvals to the chairman of the audit committee, subject to his subsequent disclosure to the entire audit committee of the granting of any such approval. Brian M. Deevy currently serves as the chairman of our audit committee. In addition, the independent auditor is required to provide a report at each regularly scheduled audit committee meeting on all pre-approved services incurred during the preceding quarter. Any engagement of our independent auditors for services other than the pre-approved services requires the specific approval of our audit committee.
Our pre-approval policy prohibits the engagement of our independent auditor to provide any services that are subject to the prohibition imposed by Section 201 of the Sarbanes-Oxley Act.
All services provided by our independent auditor during 2023 were approved in accordance with the terms of the policy in place.
ATLANTA BRAVES HOLDINGS / 31

Audit Committee Report
Audit Committee Report

Each member of the audit committee is an independent director as determined by our Board of Directors, based on the listing standards of Nasdaq. Each member of the audit committee also satisfies the SEC’s independence requirements for members of audit committees. Our Board of Directors has determined that Mr. Deevy is an “audit committee financial expert” under applicable SEC rules and regulations.
The audit committee reviews our financial reporting process on behalf of our Board of Directors. Management has primary responsibility for establishing and maintaining adequate internal controls, for preparing financial statements and for the public reporting process. Our independent auditor, KPMG LLP, is responsible for expressing opinions on the conformity of our audited consolidated financial statements with U.S. generally accepted accounting principles.
Our audit committee has reviewed and discussed with management and KPMG LLP our most recent audited consolidated financial statements. Our audit committee has also discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the PCAOB) and the SEC, including that firm’s judgment about the quality of our accounting principles, as applied in its financial reporting.
KPMG LLP has provided our audit committee with the written disclosures and the letter required by the applicable requirements of the PCAOB regarding KPMG LLP’s communications with the audit committee concerning independence, and the audit committee has discussed with KPMG LLP that firm’s independence from our company and its subsidiaries.
Based on the reviews, discussions and other considerations referred to above, our audit committee recommended to our Board of Directors that the audited financial statements be included in the 2023 Form 10-K.
Submitted by the Members of the Audit Committee
Brian M. Deevy
Wonya Y. Lucas
Diana M. Murphy
32 / 2024 PROXY STATEMENT

Proposal 3—The Say-on-Pay Proposal
Proposal 3—The Say-on-Pay Proposal

What am I being asked to vote on and how should I vote?
We are providing our stockholders the opportunity to vote to approve, on an advisory basis, the compensation of our named executive officers as described below in accordance with Section 14A of the Exchange Act. This advisory vote is often referred to as the “say-on-pay” vote and allows our stockholders to express their views on the overall compensation paid to our named executive officers. Our company values the views of its stockholders and is committed to the efficiency and effectiveness of our company’s executive compensation program.
We are seeking stockholder approval of the compensation of our named executive officers as disclosed in this proxy statement in accordance with applicable SEC rules, which include the disclosures under “Executive Compensation—Compensation Discussion and Analysis,” the compensation tables (including all related footnotes) and any additional narrative discussion of compensation included herein. Stockholders are encouraged to read the “Executive Compensation—Compensation Discussion and Analysis” section of this proxy statement, which provides an overview of our company’s executive compensation policies and procedures and how they were applied for 2023.
As described in more detail below under “Proposal 4—The Say-on-Frequency Proposal,” we are submitting for stockholder consideration at the 2024 annual meeting of stockholders a resolution for an advisory vote regarding the frequency at which future advisory votes on executive compensation should be held. Assuming the frequency of every three years is approved by our stockholders, we currently expect that our next advisory vote on executive compensation will be held in 2027.
In accordance with Section 14A of the Exchange Act, and Rule 14a-21(a) promulgated thereunder, and as a matter of good corporate governance, our Board of Directors is asking stockholders to approve the following advisory resolution at the 2024 annual meeting of stockholders:
“RESOLVED, that the stockholders of Atlanta Braves Holdings, Inc. hereby approve, on an advisory basis, the compensation paid to our company’s named executive officers, as disclosed in this proxy statement pursuant to the rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and any related narrative discussion.”
ADVISORY VOTE
Although this vote is advisory and non-binding on our Board and our company, our Board and the compensation committee, which are responsible for designing and administering our company’s executive compensation program, value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation policies and decisions for named executive officers.
VOTE AND RECOMMENDATION
This advisory resolution, which we refer to as the say-on-pay proposal, will be considered approved if it receives the affirmative vote of a majority of the combined voting power of the outstanding shares of our common stock that are present in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class.
OUR BOARD RECOMMENDS A VOTE FOR THE SAY-ON-PAY PROPOSAL

The Board of Directors unanimously recommends that you vote FOR the say-on-pay proposal because the compensation structure is aligned with our ultimate goal of appropriately motivating our executives to increase long-term stockholder value.

ATLANTA BRAVES HOLDINGS / 33

PROPOSAL 4—THE SAY-ON-FREQUENCY PROPOSAL
Proposal 4—The Say-on-Frequency Proposal

What am I being asked to vote on and how should I vote?
We are asking our stockholders to approve, on an advisory basis, the frequency at which future say-on-pay votes will be held.
In accordance with the requirements of Section 14A of the Exchange Act and Rule 14a-21(b) promulgated thereunder, and as a matter of good corporate governance, we are submitting for stockholder consideration a separate resolution for an advisory vote as to whether a stockholder vote to approve the compensation paid to our named executive officers should occur every one, two or three years.
After consideration, our Board of Directors has determined that an advisory vote on executive compensation that occurs every three years is the most appropriate policy for us.
Our Board of Directors believes an advisory vote every three years would allow stockholders to focus on the structure of our overall, long term-oriented compensation program rather than undue focus on the details of an individual year’s payouts. Doing so would be compatible with our compensation philosophy of compensating our executives in a way that ensures they have a continuing stake in our long-term success. An advisory vote every three years would allow stockholders to consider the achievement of performance objectives by our executives that focus on mid- to long-term strategies as opposed to immediate results and enables a longer-term assessment of whether compensation is adequately linked to company performance. An advisory vote every three years would also provide our Board of Directors with sufficient time to thoughtfully consider the result of the advisory vote and to implement any desired changes to our executive compensation program. Our Board of Directors considers compensation matters based on a long-term, multi-year perspective, and we believe it is most helpful if shareholders provide their views based on the same. As a result, our Board of Directors recommends a vote for the holding of advisory votes on named executive officer compensation every three years.
You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, three years or abstaining from voting when you vote in response to the following resolution:
“RESOLVED, that the option of once every one year, two years or three years that receives a majority of the affirmative votes cast for this resolution will be determined to be the frequency for the advisory vote on the compensation of the named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules that has been selected by Atlanta Braves Holdings, Inc. stockholders.”
ADVISORY VOTE
Although this vote is advisory and non-binding on our Board and our company, our Board and the compensation committee, which are responsible for designing and administering our company’s executive compensation program, value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation policies and decisions for named executive officers.
VOTE AND RECOMMENDATION
Stockholders will be able to cast their vote for one of four choices for this proposal on the proxy card: one year, two years, three years or abstain. Stockholders are not being asked to vote to approve or disapprove our Board of Directors’ recommendation.
If one of the frequencies receives the affirmative vote of the holders of a majority of the votes cast on the say-on-frequency proposal by the holders of shares of our common stock that are present, in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class, the frequency receiving such majority vote will be considered

34 / 2024 PROXY STATEMENT

PROPOSAL 4—THE SAY-ON-FREQUENCY PROPOSAL
the frequency for the advisory vote on executive compensation that has been recommended by stockholders. However, because this vote is advisory and not binding on our Board of Directors or our company in any way, our Board of Directors may decide that it is in the best interests of our company and its stockholders to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders. If no frequency receives the requisite majority, our Board of Directors will carefully consider the outcome of the vote and decide the frequency at which future advisory votes on executive compensation will be held.
OUR BOARD RECOMMENDS A VOTE FOR THE 3 YEARS FREQUENCY OPTION	3 YEARS

The Board of Directors recommends that you vote in favor of the 3 YEARS frequency option with respect to this proposal because it is compatible with our compensation philosophy, which focuses on compensating our executives in a way that ensures they have a continuing stake in our long-term success.

ATLANTA BRAVES HOLDINGS / 35

Executive Officers
Executive Officers

The following lists the executive officers of our company (other than Gregory B. Maffei, our President and Chief Executive Officer, who also serves as Chairman of the Board of our company and who is listed under “Proposal 1—The Director Election Proposal”), their ages and a description of their business experience, including positions held with our company. All positions referenced in the table below include, where applicable, positions with the respective company’s predecessors.
Our executive officers will serve in such capacities until their respective successors have been duly elected and have been qualified, or until their earlier death, resignation, disqualification or removal from office.
Brian J. Wendling	Principal Financial Officer and Chief Accounting Officer Age: 51
Current Positions	Prior Positions/Experience

•
Principal Financial Officer and Chief Accounting Officer of our company since December 2022

•
Principal Financial Officer and Chief Accounting Officer of Liberty Media, Qurate Retail and Liberty Broadband since July 2019 and January 2020, respectively

•
Senior Vice President and Chief Financial Officer of Liberty TripAdvisor since January 2016

•
Director of comScore, Inc. since March 2021

•
Principal Financial Officer and Chief Accounting Officer of LMAC from November 2020—December 2022

•
Principal Financial Officer and Chief Accounting Officer of GCI Liberty from July 2019 and January 2020, respectively—December 2020

•
Senior Vice President and Controller of each of our company, Qurate Retail and Liberty Broadband from January 2016—December 2019 and GCI Liberty from March 2018—December 2019

•
Vice President and Controller of Liberty TripAdvisor from August 2014—December 2015

•
Senior Vice President of Liberty Expedia from March 2016—July 2019

•
Vice President and Controller of our company from November 2011—December 2015, Qurate Retail from November 2011—December 2015 and Liberty Broadband from October 2014—December 2015

•
Various positions with Liberty Media and Qurate Retail since 1999

Renee L. Wilm	Chief Legal Officer and Chief Administrative Officer Age: 50
Current Positions	Prior Positions/Experience

•
•
Chief Legal Officer and Chief Administrative Officer of our company since December 2022

•
Chief Executive Officer of Las Vegas Grand Prix, Inc. since January 2022

•
Chief Legal Officer and Chief Administrative Officer of Qurate Retail, Liberty TripAdvisor, Liberty Media and Liberty Broadband since September 2019 and January 2021, respectively

•
Chief Legal Officer and Chief Administrative Officer of LMAC from November 2020—December 2022 and January 2021—December 2022, respectively

•
Director of LMAC from January 2021—December 2022

•
Chief Legal Officer of GCI Liberty from September 2019—December 2020

•
Prior to September 2019, Senior Partner with the law firm Baker Botts L.L.P., where she represented Liberty Media, Qurate Retail, Liberty TripAdvisor, Liberty Broadband and GCI Liberty and their predecessors for over twenty years, specializing in mergers and acquisitions, complex capital structures and shareholder arrangements, as well as securities offerings and matters of corporate governance and securities law compliance; while at Baker Botts L.L.P., was a member of the Executive Committee, the East Coast Corporate Department Chair and Partner-in-Charge of the New York office

36 / 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
Executive Compensation

This section sets forth information relating to, and an analysis and discussion of, compensation paid by our company to the following persons (who we collectively refer to as our named executive officers):
GREGORY B. MAFFEI
Chairman of the Board, President and Chief Executive Officer
TERENCE MCGUIRK
Chairman and Chief Executive Officer of the Braves
BRIAN J. WENDLING
Principal Financial Officer and Chief Accounting Officer
ALBERT E. ROSENTHALER
Former Chief Corporate Development Officer
RENEE L. WILM
Chief Legal Officer and Chief Administrative Officer

Effective as of January 1, 2024, Mr. Rosenthaler had retired from his position as the Chief Corporate Development Officer of our company.
Compensation Philosophy

Our compensation philosophy seeks to align the interests of the named executive officers with those of our stockholders, with the ultimate goal of appropriately motivating our executives to increase long-term stockholder value.

WHAT WE DO	WHAT WE DO NOT DO

•
A significant portion of compensation is at-risk and performance-based.

•
Performance targets for our executives support the long-term growth of our company.

•
We have a clawback policy and clawback provisions for equity-based incentive compensation.

•
We have stock ownership guidelines for our executive officers.

•
Our compensation practices are designed not to encourage excessive risk taking.

•
We do not provide tax gross-up payments in connection with taxable income from perquisites.

•
We do not engage in liberal share recycling.

COMPENSATION DISCUSSION AND ANALYSIS
SERVICES AGREEMENT
In connection with the Split-Off, we entered into the services agreement (the services agreement) with Liberty Media in July 2023, pursuant to which Liberty Media provides to our company certain administrative and management services, and we pay Liberty Media a monthly management fee, the amount of which is subject to a quarterly review by our audit committee (and at least an annual review by our compensation committee). As a result, Liberty Media employees, including our named executive officers who are Liberty Media employees other than Mr. Maffei, who is paid certain compensation elements directly by our company (as described below), are typically not separately compensated by our company other than with respect to equity awards with respect to our common stock and with respect to performance-based cash bonuses. Mr. McGuirk is not a Liberty Media employee and his compensation is paid directly by Braves Holdings, LLC. See “—Elements of 2023 Executive Compensation—Equity Incentive Compensation” and “—Elements of 2023 Executive Compensation—
ATLANTA BRAVES HOLDINGS / 37

EXECUTIVE COMPENSATION
2023 Performance-Based Bonuses” below for information concerning the equity awards granted to and performance-based cash bonuses paid to our named executive officers, other than Mr. McGuirk, in 2023.
Under the services agreement, our company, beginning in 2024, will establish, and pay or grant directly to Mr. Maffei, our allocable portion of his annual performance-based cash bonus and his annual equity-based awards. We will continue to reimburse Liberty Media for our allocable portion of the other components of Mr. Maffei’s compensation, which are described in more detail below in “—Executive Compensation Arrangements—Gregory B. Maffei—2019 Maffei Employment Agreement.” Under the 2019 Maffei Employment Agreement, Mr. Maffei’s compensation was allocated across Liberty Media, and each of Liberty Broadband, Qurate Retail, Liberty TripAdvisor and, following the Split-Off, our company (each a Service Company, or, collectively, the Service Companies) based on two factors, each weighted 50%: (i) the relative market capitalization of each series of stock of each company and (ii) the average of (a) the percentage allocation of time for all Liberty Media employees across all companies and (b) Mr. Maffei’s percentage allocation of time across all companies, unless a different allocation method is agreed. Following the Split-Off, our allocable portion of Mr. Maffei’s annual compensation was 7% in 2023. The salary, certain perquisite information and other compensation elements of Mr. Maffei that were not paid or granted directly by our company included in the “Summary Compensation Table” below include the portion of his compensation allocable to our company and for which we reimbursed Liberty Media and do not include the portion of his compensation allocable to Liberty Media or any of the other Service Companies. For the year ended December 31, 2023, we accrued management fees payable to Liberty Media under the services agreement of $5.7 million, not including the portion of Mr. Maffei’s compensation allocable to our company and for which we reimbursed Liberty Media.
ROLE OF CHIEF EXECUTIVE OFFICER IN COMPENSATION DECISIONS; SETTING EXECUTIVE COMPENSATION
As a result of the management fee paid to Liberty Media, the compensation committee typically does not expect to provide compensation to the executive officers other than to Mr. McGuirk, Mr. Maffei pursuant to the services agreement and to the other executive officers with regard to equity incentive compensation and performance cash bonuses. Mr. Maffei may make recommendations with respect to any equity compensation and performance cash bonuses to be awarded to our executive officers. It is expected that Mr. Maffei, in making any related recommendations to our compensation committee, will evaluate the performance and contributions of each of our executive officers, given his or her respective area of responsibility, and, in doing so, will consider various qualitative factors such as:
•
the executive officer’s experience and overall effectiveness;

•
the executive officer’s performance during the preceding year;

•
the responsibilities of the executive officer, including any changes to those responsibilities over the year; and

•
the executive officer’s demonstrated leadership and management ability.

When determining the extent to which the 2023 Chief RSUs (as defined below) were earned by our named executive officers, our compensation committee considered the recommendations obtained from Mr. Maffei as to the performance of Messrs. Wendling and Rosenthaler and Ms. Wilm. To make these recommendations, Mr. Maffei evaluated the performance and contributions of each such named executive officer.
ELEMENTS OF 2023 EXECUTIVE COMPENSATION
For 2023, the principal components of compensation for the named executive officers were:
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in the case of Mr. Maffei, base salary and perquisites and other limited personal benefits;

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in the case of Mr. McGuirk, base salary, a bi-annual bonus and perquisites and other limited personal benefits;

•
in the case of Messrs. Maffei, Wendling, Rosenthaler and Ms. Wilm, a performance-based bonus, payable in cash (which was granted by Liberty Media prior to the Split-Off, a portion of which was assumed by our company in connection with the Split-Off);

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in the case of Messrs. McGuirk and Wendling and Ms. Wilm, time-vested stock options and time-based restricted stock units;

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EXECUTIVE COMPENSATION
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in the case of Messrs. Maffei, Wendling and Rosenthaler and Ms. Wilm, performance-based restricted stock units (which were granted by Liberty Media prior to the Split-Off, a portion of which were assumed by our company in connection with the Split-Off).

BASE SALARY
Mr. Maffei’s base salary is governed by the terms of the 2019 Maffei Employment Agreement. For 2023, Mr. Maffei’s base salary was $3,000,000, as prescribed by the 2019 Maffei Employment Agreement. Pursuant to the 2019 Maffei Employment Agreement and the services agreement, Liberty Media pays Mr. Maffei’s base salary directly, and we reimburse Liberty Media for our allocable portion. In 2023, the portion of Mr. Maffei’s aggregate annual base salary allocated to our company was 7% or $210,000.
Mr. McGuirk’s base salary is governed by the terms of his compensation package approved by the compensation committee of Liberty Media in December 2022 (referred to herein as Mr. McGuirk’s compensation arrangement) and is $1,050,000. Mr. McGuirk’s base salary is paid directly by Braves Holdings, LLC. Our company assumed Mr. McGuirk’s compensation arrangement in connection with the Split-Off.
2023 PERFORMANCE-BASED BONUSES
Overview. For 2023, the compensation committees of Liberty Media, Liberty Broadband, Qurate Retail and Liberty TripAdvisor (prior to the Split-Off) adopted an annual, performance-based bonus program for each of Messrs. Maffei, Wendling and Rosenthaler and Ms. Wilm. The 2023 bonus program was comprised of two components: a bonus amount payable based on each participant’s individual performance (the Individual Performance Bonus) and a bonus amount payable based on the corporate performance of Liberty Media, Liberty Broadband, Qurate Retail and Liberty TripAdvisor (the Corporate Performance Bonus).
Individual Performance Bonus (60% weighting)	Corporate Performance Bonus (40% weighting)
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Based on each of Messrs. Maffei’s, Wendling’s and Rosenthaler’s and Ms. Wilm’s personal, department and corporate related goals

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Messrs. Maffei, Wendling and Rosenthaler and Ms. Wilm each provided a self-evaluation of their achievements, and in the case of Messrs. Wendling and Rosenthaler and Ms. Wilm, Mr. Maffei also provided an evaluation

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Compensation committee reviewed goals, evaluations and achievements before approving a specific payout for each of Messrs. Maffei, Wendling and Rosenthaler and Ms. Wilm

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30% based on consolidated financial results of all subsidiaries and major investments within Liberty Media, Liberty Broadband, Qurate Retail and Liberty TripAdvisor

◦
10% based on consolidated revenue results

◦
10% based on consolidated adjusted OIBDA results

◦
10% based on consolidated free cash flow results

•
10% based on corporate level achievements such as merger and acquisition activity, investments, financings, sustainability initiatives, SEC/audit compliance, litigation management and tax compliance

Pursuant to the 2019 Maffei Employment Agreement, Mr. Maffei was assigned a target bonus opportunity under the performance-based bonus program equal to $17 million in the aggregate for Liberty Media, and each of the other Service Companies. For 2023, that bonus amount was split among, and payable directly by, Liberty Media, Liberty Broadband, Qurate Retail and Liberty TripAdvisor, with payment subject to the achievement of one or more performance metrics as determined by the applicable company’s compensation committee. The portions of Mr. Maffei’s aggregate target bonus amount allocated to each of Liberty Media, Liberty Broadband, Qurate Retail and Liberty TripAdvisor pursuant to the amended services agreements were 61% (or $10,370,000), 23% (or $3,910,000), 11% (or $1,870,000) and 5% (or $850,000), respectively.
ATLANTA BRAVES HOLDINGS / 39

EXECUTIVE COMPENSATION
Messrs. Maffei, Wendling and Rosenthaler and Ms. Wilm were assigned in March 2023 a maximum bonus opportunity under the performance-based bonus program, which would be allocated to each of Liberty Media, Liberty Broadband, Qurate Retail and Liberty TripAdvisor in the same percentage as the allocation for Mr. Maffei’s target bonus opportunity (the Maximum Performance Bonus). The portion of the Maximum Performance Bonus allocated to Liberty Media, Liberty Broadband, Qurate Retail and Liberty TripAdvisor were up to 200% of Mr. Maffei’s target annual bonus allocated to each company under the 2019 Maffei Employment Agreement, and each company’s allocable portion of up to 200% of base pay for each of Messrs. Wendling and Rosenthaler and Ms. Wilm. The portion of the Maximum Performance Bonus allocated to Liberty Media, Liberty Broadband, Qurate Retail and Liberty TripAdvisor was $20,740,000, $7,820,000, $3,740,000 and $1,700,000, respectively, for Mr. Maffei, $794,133, $299,427, $143,204 and $65,093, respectively, for Mr. Wendling, $1,452,945, $547,832, $262,007 and $119,094, respectively, for Mr. Rosenthaler and $1,467,327, $553,254, $264,600 and $120,273, respectively, for Ms. Wilm.
Following the Split-Off in July 2023, a portion of Mr. Maffei’s aggregate target bonus amount and Messrs. Maffei’s, Wendling’s and Rosenthaler’s and Ms. Wilm’s Maximum Performance Bonus previously allocated to Liberty Media was reallocated to our company (the latter, the ABH Maximum Performance Bonus). Following such reallocation, the portion of Mr. Maffei’s aggregate target bonus amount allocated to each of Liberty Media and our company was 54% (or $9,180,000) and 7% (or $1,190,000), respectively, and the portion of the Maximum Performance Bonus allocated to each of Liberty Media and ABH was $18,360,000 and $2,380,000, respectively, for Mr. Maffei, $703,003 and $91,130, respectively, for Mr. Wendling, $1,286,214 and $166,731, respectively, for Mr. Rosenthaler and $1,298,945 and $168,382, respectively, for Ms. Wilm. The portions of Mr. Maffei’s aggregate target bonus amount and Messrs. Maffei’s, Wendling’s and Rosenthaler’s and Ms. Wilm’s Maximum Performance Bonus allocated to each of Liberty Broadband, Qurate Retail and Liberty TripAdvisor remained the same.
Each participant was entitled to receive from our company an amount (the ABH Maximum Individual Bonus) equal to 60% of the ABH Maximum Performance Bonus for that participant. The ABH Maximum Individual Bonus was subject to reduction based on a determination of the participant’s achievement of qualitative criteria established with respect to the services to be performed by the participant on behalf of our company. Under the corollary program of Liberty Media and the corollary programs of the other Service Companies, each participant was entitled to receive from each of Liberty Media and the other Service Companies a maximum individual bonus equal to 60% of his or her Maximum Performance Bonus allocable to Liberty Media and each other Service Company, subject to reduction based on a determination of the participant’s achievement of qualitative criteria established with respect to the services to be performed by the participant on behalf of Liberty Media and the other Service Companies. Our compensation committee believes this construct was appropriate in light of the service agreement and the fact that each participant splits his or her professional time and duties.
Each participant was entitled to receive from our company an amount (the ABH Maximum Corporate Bonus) equal to 40% of his or her ABH Maximum Performance Bonus, subject to reduction based on a determination of the consolidated corporate performance of our company, Liberty Media and the other Service Companies. Under the corollary program of Liberty Media and the corollary programs of the other Service Companies, each participant was entitled to receive from each of Liberty Media and the other Service Companies a bonus that is 40% of each of Liberty Media’s and the other Service Companies’ allocable portion of the Maximum Performance Bonus, which was subject to reduction based on a determination of the consolidated corporate performance of our company, Liberty Media and the other Service Companies.
In December 2023, our compensation committee and the compensation committees of Liberty Media and each other Service Company reviewed contemporaneously Messrs. Maffei’s, Wendling’s Rosenthaler’s and Ms. Wilm’s individual performance and consolidated corporate performance under each company’s program. Notwithstanding this joint effort, our compensation committee retained sole and exclusive discretion with respect to the approval of award terms and amounts payable under our bonus program.
Individual Performance Bonus. Our compensation committee reviewed the individual performance of each participant with respect to the goals that had been established by Liberty Media prior to the Split-Off (which are described in the “Compensation Discussion and Analysis—Elements of 2023 Executive Compensation—2023 Performance-Based Bonuses” section of Liberty Media’s Definitive Proxy Statement on Schedule 14A with respect to its 2024 annual meeting of stockholders) to determine the reductions that would apply to each participant’s ABH Maximum Individual Bonus. Our compensation committee took into account a variety of factors, without assigning a numerical weight to any single performance measure. This determination was based on reports to our Board, the observations of committee members throughout the year, executive self-evaluations and, with respect to the participants other than Mr. Maffei, the observations and input of Mr. Maffei.
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EXECUTIVE COMPENSATION
Following a review of the participants’ performance and a review of the time allocated to matters for our company, our compensation committee determined to pay each participant the following portion of his or her ABH Maximum Individual Bonus:
Name	ABH Maximum Individual Bonus	Percentage Payable	Aggregate Dollar Amount
Gregory B. Maffei	$1,428,000	87.50%	$1,249,500
Brian J. Wendling	$54,678	81.25%	$44,426
Albert E. Rosenthaler	$100,039	81.25%	$81,282
Renee L. Wilm	$101,029	93.75%	$94,715
Corporate Performance Bonus. Our compensation committee then made a determination as to the portion, if any, that would be payable to each participant for his or her ABH Maximum Corporate Bonus, a portion of which is attributable to consolidated financial measures of the Operating Companies (as defined below) as a group and a portion of which is attributable to corporate-level achievements. In making this determination, our compensation committee reviewed forecasts of 2023 adjusted OIBDA (as defined below), revenue and free cash flow (financial measures) for QVC, HSN, Inc., Cornerstone Brands, Inc., Sirius XM, Braves Holdings, LLC, Formula 1, GCI Holdings, LLC and proportionate shares of Live Nation, Charter and TripAdvisor (collectively, the Operating Companies), all of which forecasts were prepared in December 2023 and are set forth in the table below. Also set forth in the table below are the corresponding actual financial measures achieved for 2023, which deviated from our forecasts as indicated below. Although forecasted revenue, adjusted OIBDA and free cash flow deviated from the actual result, none of the deviations would have materially affected the amounts paid under the corporate performance bonus portion of the program.
For purposes of the bonus program, adjusted OIBDA is defined as operating income (loss) plus depreciation and amortization, stock-based compensation, separately reported litigation settlements, transaction related costs (including acquisition, restructuring, integration, and advisory fees), impairments and fire related costs. Sirius XM, Live Nation Entertainment, Inc., Charter, and Tripadvisor do not report adjusted OIBDA information. As a result, in order to determine their financial results, we used the most similar non-GAAP measures reported by each of these companies. We used adjusted EBITDA as reported by Sirius XM, Charter, and Tripadvisor and Adjusted Operating Income (AOI), as reported by Live Nation. For a definition of adjusted EBITDA as defined by Sirius XM, see Sirius XM’s Annual Report on Form 10-K for the year ended December 31, 2023, filed on February 1, 2024. For a definition of adjusted EBITDA as defined by Charter, see Charter’s Annual Report on Form 10-K for the year ended December 31, 2023, filed on February 2, 2024. For a definition of adjusted EBITDA as defined by Tripadvisor, see Tripadvisor’s Annual Report on Form 10-K for the year ended December 31, 2023, filed on February 16, 2024. For a definition of AOI as defined by Live Nation, see Live Nation’s Annual Report on Form 10-K for the year ended December 31, 2023, filed on February 22, 2024.
	(dollar amounts in millions)
	2023 Forecast	2023 Actual	Actual / Forecast
Revenue(1)	$48,283	$48,641	0.7%
Adjusted OIBDA(1)	$12,498	$12,498	0.0%
Free Cash Flow(1)(2)	$4,103	$4,340	5.8%

(1)
Revenue, adjusted OIBDA and Free Cash Flow amounts represent the consolidated summation of the Operating Companies. All calculations were performed on a constant currency basis.

(2)
Defined for purposes of the bonus program as adjusted OIBDA less all other operating and investing items on a constant currency basis.

Based on a review of the above forecasts and consideration of Operating Company performance against plan for these financial measures by the compensation committees of our company, Liberty Media, Liberty Broadband, Qurate Retail and
ATLANTA BRAVES HOLDINGS / 41

EXECUTIVE COMPENSATION
Liberty TripAdvisor, the compensation committees determined that the financial measures relating to the Operating Companies were achieved to the extent described below:
Financial Measure	Percentage Payable
Revenue(1)	7% of a possible 10%
Adjusted OIBDA(1)	6% of a possible 10%
Free Cash Flow(1)(2)	7% of a possible 10%
Percentage payable was based on 2023 forecasted financial measures compared to 2023 budgeted financial measures, with a 7% possible payout if forecasted financial measures equaled budgeted financial measures, and a payout range of 0% to 10% if forecasted financial measures were less than or greater than budgeted financial measures. Our compensation committee then translated the achievement of these financial measures into a percentage payable (20% of a possible 30%, or 67%) to each participant of his or her ABH Maximum Corporate Bonus related to financial measures, as follows:
Name	ABH Maximum Corporate Bonus Related to Financial Measures	Percentage Payable	Aggregate Dollar Amount
Gregory B. Maffei	$714,000	67%	$476,000
Brian J. Wendling	$27,339	67%	$18,226
Albert E. Rosenthaler	$50,019	67%	$33,346
Renee L. Wilm	$50,515	67%	$33,676
In December 2023, our compensation committee considered combined corporate-level achievements for our company, Liberty Media and each of the other Service Companies in determining that 9% of a possible 10% of a portion of the ABH Maximum Corporate Bonus would be payable to each participant. In making this determination, the compensation committee considered merger and acquisition activity, investments, financings, sustainability initiatives, SEC/audit compliance, litigation management and tax compliance. The achievements and percentage payable translated to the following payment for each participant:
Name	ABH Maximum Corporate Bonus Related to Corporate-Level Achievements	Percentage Payable	Aggregate Dollar Amount
Gregory B. Maffei	$238,000	90%	$214,200
Brian J. Wendling	$9,113	90%	$8,202
Albert E. Rosenthaler	$16,673	90%	$15,006
Renee L. Wilm	$16,838	90%	$15,154
Aggregate Results. The following table presents information concerning the aggregate 2023 performance-based bonus amounts payable to each participant by our company after giving effect to the determinations described above.
Name	Individual Performance Bonus	Corporate Performance Bonus Related to Financial Measures	Corporate Performance Bonus Related to Corporate- Level Achievements	Total Bonus
Gregory B. Maffei	$1,249,500	$476,000	$214,200	$1,939,700
Brian J. Wendling	$44,426	$18,226	$8,202	$70,854
Albert E. Rosenthaler	$81,282	$33,346	$15,006	$129,634
Renee L. Wilm	$94,715	$33,676	$15,154	$143,546
Our compensation committee then noted that, when combined with the total 2023 performance-based bonus amounts paid by Liberty Media and the other Service Companies to the overlapping named executive officers, Messrs. Maffei,
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EXECUTIVE COMPENSATION
Wendling and Rosenthaler and Ms. Wilm received $26,090,750, $1,012,195, $1,851,911 and $2,050,650, respectively. For more information regarding these bonus awards, please see the “Grants of Plan-Based Awards” table below.
BRAVES HOLDINGS, LLC BONUS AWARDS
Mr. McGuirk’s compensation arrangement provides that Mr. McGuirk will be paid a bi-annual bonus. The bi-annual bonus payable to Mr. McGuirk on May 15, 2023 was $3,000,000. Mr. McGuirk’s next bi-annual bonus will be paid on May 15, 2025 (subject to his continued employment through such date) and will equal $4,000,000.
EQUITY INCENTIVE COMPENSATION
The 2023 incentive plan provides for the grant of a variety of incentive awards, including stock options, restricted shares, RSUs, SARs and performance awards. Subject to share availability considerations, our compensation committee has a preference for grants of stock options and awards of restricted stock or RSUs (as compared with other types of available awards under the 2023 incentive plan) based on the belief that they better promote retention of key employees through the continuing, long-term nature of an equity investment. It is the policy of our compensation committee that stock options be awarded with an exercise price equal to fair market value on the date of grant, typically measured by reference to the closing price on the grant date.
Annual Equity Awards
As discussed above, our executive officers (other than Mr. McGuirk) perform management services for our company pursuant to the services agreement. In consultation with the compensation committees of each of Liberty Media and the other Service Companies (except for the compensation committee of our company because such decisions were made prior to the Split-Off), in March 2023, the compensation committees of Liberty Media and the other Service Companies determined that each of Liberty Media and the other Service Companies (except for our company for the reason described above) would grant a proportionate share of the aggregate equity grant value to each named executive officer (other than Mr. McGuirk) each year for their service to each of Liberty Media and the other Service Companies. With respect to awards made to Messrs. Wendling and Rosenthaler and Ms. Wilm, the proportionate share for each company was determined based 50% on the relative market capitalization and 50% on relative time spent by Liberty Media’s employees working for such issuer. With respect to awards made to Mr. Maffei, the 2019 Maffei Employment Agreement provides that Mr. Maffei’s aggregate annual equity award value will be granted across Liberty Media and the Service Companies by Liberty Media’s compensation committee, our compensation committee and the compensation committees of each other Service Company based on two factors, each weighted 50%: (i) the relative market capitalization of each series of stock of each company and (ii) the average of (a) the percentage allocation of time for all Liberty Media employees across all companies and (b) Mr. Maffei’s percentage allocation of time across all companies, unless a different allocation method is agreed.
Maffei Annual Equity Awards. The 2019 Maffei Employment Agreement provides Mr. Maffei with the opportunity to earn annual equity awards during the employment term. See “—Executive Compensation Arrangements—Gregory B. Maffei—Annual Awards” for additional information about the annual awards provided under the 2019 Maffei Employment Agreement.
When structuring the 2019 Maffei Employment Agreement, to further align Mr. Maffei’s interests with those of the other stockholders, the compensation committee of Liberty Media structured his annual equity award grants as either option awards or performance-based restricted stock units with meaningful payout metrics determined annually. This structure was designed to provide for alignment of interests with our company’s stockholders and flexibility to the compensation committee to incent achievement of strategic objectives that may change or evolve over the term of the agreement.
The 2019 Maffei Employment Agreement provided that Mr. Maffei was entitled to receive from Liberty Media, Liberty Broadband and the other Service Companies in 2023 (except for our company because such grant occurred prior to the Split-Off) a combined target equity award value of $17.5 million comprised of time-vested stock options, performance-based restricted stock units or a combination of award types, at Mr. Maffei’s election.
In 2023, Liberty Media’s compensation committee granted 31,259 performance-based RSUs with respect to its former Series C Liberty Braves common stock to Mr. Maffei in partial satisfaction of its obligations under the 2019 Maffei Employment Agreement for a portion of Mr. Maffei’s aggregate annual equity award value for 2023.
In connection with the Split-Off, these RSUs were substituted by our company into performance-based RSUs with respect to BATRK (collectively, the 2023 Maffei RSUs), subject to the same terms and conditions of the original RSUs granted by Liberty Media.
ATLANTA BRAVES HOLDINGS / 43

EXECUTIVE COMPENSATION
Our compensation committee reviewed the financial performance of our company along with the personal performance of Mr. Maffei. Based on the compensation committee’s assessment of his individual performance against the goals established in connection with the performance cash bonus program and general observation of his leadership and executive performance, our compensation committee approved vesting all of the 2023 Maffei RSUs.
Chief Performance-based RSU Awards. The Liberty Media compensation committee granted 1,500, 2,709 and 2,709 performance-based RSUs with respect to its former Series C Liberty Braves common stock to Messrs. Wendling and Rosenthaler and Ms. Wilm, respectively, on March 3, 2023, which would vest subject to the satisfaction of the performance objectives described below.
The Liberty Media compensation committee adopted an annual, performance-based program for payment of such RSUs and planned to review each named executive officer’s performance against that performance program to determine which portion of the award would be paid. In connection with the Split-Off, these RSUs were substituted by our company into performance-based RSUs with respect to BATRK (collectively, the 2023 Chief RSUs), subject to the same terms and conditions of the original RSUs granted by Liberty Media. Our compensation committee reviewed the 2023 personal performance of Messrs. Wendling and Rosenthaler and Ms. Wilm and considered the recommendations from Mr. Maffei. Mr. Maffei recommended that our committee vest 100% of the 2023 Chief RSUs based on his assessment of their individual performance against the goals established in connection with the performance cash bonus program and his general observation of their leadership and executive performance. Accordingly, our compensation committee approved vesting in full of the 2023 Chief RSUs previously granted to Messrs. Wendling and Rosenthaler and Ms. Wilm.
McGuirk Annual Awards. Pursuant to Mr. McGuirk’s compensation arrangement, on December 11, 2023, our compensation committee granted Mr. McGuirk 30,084 RSUs (the 2023 McGuirk Annual RSUs) that vest on December 11, 2024, subject to Mr. McGuirk’s continued employment through such date.
Multiyear Equity Awards
Our compensation committee plans to make larger equity award grants (equaling approximately three years’ value of the named executive officer’s annual grants) that vest over the same number of years, rather than making annual grants over the same period. These multiyear grants, when granted as stock options, will generally expire seven years after grant to encourage executives to remain with our company over the long-term and to better align their interests with those of the stockholders.
2023 Multiyear Options and RSUs. Messrs. McGuirk and Wendling and Ms. Wilm each received the following multiyear stock option award and multiyear RSU award in December 2023 (the 2023 Multiyear Options and 2023 Multiyear RSUs, respectively), which equaled the value of the annual grants that were expected to be granted to each for the period from January 1, 2024 through December 31, 2026:
Name	Multiyear Options	Multiyear RSUs
Terence McGuirk	114,170	45,125
Brian J. Wendling	9,427	3,726
Renee L. Wilm	18,394	7,270
The 2023 Multiyear Options have an exercise price of $37.45, vest in substantially equal installments on each of December 11, 2024, December 11, 2025 and December 11, 2026 and expire on the seventh anniversary of the grant date. Mr. Wendling’s and Ms. Wilm’s 2023 Multiyear RSUs vest in substantially equal installments on each of December 9, 2024, December 9, 2025 and December 9, 2026 and Mr. McGuirk’s 2023 Multiyear RSUs vest in substantially equal installments on each of December 11, 2024, December 11, 2025 and December 11, 2026. See the “Grants of Plan-Based Awards” and the “Outstanding Equity Awards at Fiscal Year-End” tables below for more information about the 2023 Multiyear Options and 2023 Multiyear RSUs.
Given Mr. Rosenthaler’s retirement, Mr. Rosenthaler did not receive multiyear option or RSUs awards.
PERQUISITES AND OTHER PERSONAL BENEFITS
The perquisites and other personal benefits available to our executives (that are not otherwise available to all of our salaried employees) consist of:
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EXECUTIVE COMPENSATION
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limited personal use of Liberty Media’s corporate aircraft (pursuant to aircraft time sharing agreements between our company and Liberty Media);

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occasional, personal use of Liberty Media’s apartment in New York City (pursuant to a sharing arrangement between our company and Liberty Media), which is primarily used for business purposes, and occasional, personal use of a company car and driver; and

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in the case of Mr. McGuirk, an auto lease and auto allowance.

Taxable income may be incurred by our executives in connection with their receipt of perquisites and personal benefits. We did not provide gross-up payments to our executives last year.
Aircraft Usage. On occasion, and with the appropriate approvals, executives may have family members and other guests accompany them on Liberty Media’s corporate aircraft when traveling on business.
Pursuant to a February 5, 2013 letter agreement between Liberty Media and Mr. Maffei, Mr. Maffei is entitled to 120 hours per year of personal flight time through the first to occur of (i) the termination of his employment with Liberty Media, subject to any continued right to use the corporate aircraft as described below or pursuant to the terms of his employment arrangement in effect at the time of the termination or (ii) the cessation of ownership or lease of corporate aircraft. During 2023, pursuant to November 11, 2015 and December 13, 2019 letter agreements between Liberty Media and Mr. Maffei, Mr. Maffei was entitled to 50 additional hours per year of personal flight time if he reimbursed Liberty Media for such usage through the first to occur of (i) the termination of his employment with Liberty Media or (ii) the cessation of ownership or lease of corporate aircraft. If Mr. Maffei’s employment is terminated due to disability, for good reason or without cause, Mr. Maffei would be entitled to continued use of the corporate aircraft for 12 months after termination of his employment. Mr. Maffei incurs taxable income, calculated in accordance with the Standard Industry Fare Level (SIFL) rates, for all personal use of the corporate aircraft under the February 5, 2013 letter agreement. Mr. Maffei incurs taxable income at the SIFL rates minus amounts paid under time sharing agreements with Liberty Media for travel. Flights where there are no passengers on company-owned aircraft are not charged against the 120 hours of personal flight time per year allotted to Mr. Maffei if the flight department determines that the use of a NetJets, Inc. supplied aircraft for a proposed personal flight would be disadvantageous to our company due to (i) use of budgeted hours under the then current Liberty Media fractional ownership contract with NetJets, Inc. or (ii) higher flight cost as compared to the cost of using company-owned aircraft.
For disclosure purposes, Liberty Media determines the aggregate incremental cost to Liberty Media of the executives’ personal flights by using a method that takes into account all operating costs related to such flights, including:
•
landing and parking expenses;

•
crew travel expenses;

•
supplies and catering;

•
aircraft fuel and oil expenses per hour of flight;

•
aircraft maintenance and upkeep;

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any customs, foreign permit and similar fees; and

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passenger ground transportation.

Because Liberty Media’s aircraft is used primarily for business travel, this methodology excludes fixed costs that do not change based on usage, such as salaries of pilots and crew, and purchase or lease costs of aircraft.
Pursuant to the services agreement, we pay Liberty Media for any costs, calculated in accordance with Part 91 of the Federal Aviation Regulations, associated with Mr. Maffei using Liberty Media’s corporate aircraft for our company’s business matters along with the approved personal use of Liberty Media’s corporate aircraft that are allocable to our company under the services agreement. Pursuant to aircraft time sharing agreements between Liberty Media and Mr. Maffei, Mr. Maffei was responsible for reimbursing Liberty Media for costs associated with his 50 additional hours per year of personal flight time and such costs include the expenses listed above, insurance obtained for the specific flight and an additional charge equal to 100% of the aircraft fuel and oil expenses for the specific flight.
For purposes of determining an executive’s taxable income, personal use of Liberty Media’s aircraft is valued using a method based on SIFL rates, as published by the Treasury Department. The amount determined using the SIFL rates is
ATLANTA BRAVES HOLDINGS / 45

EXECUTIVE COMPENSATION
typically lower than the amount determined using the incremental cost method. Under the American Jobs Creation Act of 2004, the amount that may be deducted for U.S. federal income tax purposes for a purely personal flight is limited to the amount included in the taxable income of the executives who took the flight. Also, the deductibility of any non-business use will be limited by Section 162(m) of the Code to the extent that the named executive officer’s compensation that is subject to that limitation exceeds $1 million. See “—Deductibility of Executive Compensation” below.
DEDUCTIBILITY OF EXECUTIVE COMPENSATION
In developing the 2023 compensation packages for the named executive officers, pursuant to which certain elements of the named executive officers’ 2023 compensation granted by Liberty Media was allocated to our company following the Split-Off, the deductibility of executive compensation under Section 162(m) of the Code was considered. That provision prohibits the deduction of compensation of more than $1 million paid to certain executives, subject to certain exceptions. Following the enactment of the Tax Cuts and Jobs Act of 2017, beginning with the 2018 calendar year, the executives potentially affected by the limitations of Section 162(m) of the Code have been expanded and there is no longer any exception for qualified performance-based compensation. Therefore, portions of the compensation we pay to the named executive officers may not be deductible due to the application of Section 162(m) of the Code. Our compensation committee believes that the lost deduction on compensation payable in excess of the $1 million limitation for the named executive officers is not material relative to the benefit of being able to attract and retain talented management.
RECOUPMENT PROVISIONS
In August 2023, the Board of Directors approved a policy for the recovery of erroneously awarded compensation, or “clawback” policy, applicable to executive officers. The policy implements the incentive-based compensation recovery provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 as required under the Nasdaq listing standards, and requires recovery of incentive-based compensation received by current or former executive officers during the three fiscal years preceding the date it is determined that our company is required to prepare an accounting restatement, including to correct an error that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. The amount required to be recovered is the excess of the amount of incentive-based compensation received over the amount that otherwise would have been received had it been determined based on the restated financial measure. In addition, our company has maintained its recoupment provisions whereby our company may require an executive to repay or return to our company any cash, stock or other incentive compensation (including proceeds from the disposition of shares received upon exercise of options or SARs). That right will arise if (1) a material restatement of any of our financial statements is required and (2) in the reasonable judgment of our compensation committee, (A) such restatement is due to material noncompliance with any financial reporting requirement under applicable securities laws and (B) such noncompliance is a result of misconduct on the part of the executive. In determining the amount of such repayment or return, our compensation committee may take into account, among other factors it deems relevant, the extent to which the market value of the applicable series of our common stock was affected by the errors giving rise to the restatement. Under these recoupment provisions, the cash, stock or other compensation that we may require the executive to repay or return must have been received by the executive during the 12-month period beginning on the date of the first public issuance or the filing with the SEC, whichever occurs earlier, of the financial statement requiring restatement, and the compensation required to be repaid or returned will include (1) cash or company stock received by the executive (A) upon the exercise during that 12-month period of any stock appreciation right held by the executive or (B) upon the payment during that 12-month period of any incentive compensation, the value of which is determined by reference to the value of company stock, and (2) any proceeds received by the executive from the disposition during that 12-month period of company stock received by the executive upon the exercise, vesting or payment during that 12-month period of any award of equity-based incentive compensation. Additionally, we include in our equity-based award agreements a right, in favor of our company, to require the executive to repay or return to our company, upon a reasonable determination by our compensation committee that the executive breached the confidentiality obligations included in the agreement, all or any portion of the outstanding award, any shares received under awards during the 12-month period prior to any such breach or any time after such breach and any proceeds from the disposition of shares received under awards during the 12-month period prior to any such breach or any time after such breach.
STOCK OWNERSHIP GUIDELINES AND HEDGING POLICIES
Our Board of Directors has adopted stock ownership guidelines that generally require our executive officers to own shares of our company’s stock equal to at least three times the value of the annual performance RSUs granted by our company
46 / 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
to such executive officer, or in the case of Mr. Maffei, three times the value of the annual performance RSUs or annual option awards, as selected by Mr. Maffei, with the required ownership level automatically adjusted following these annual grants. Our executive officers generally have five years from the date of their appointment to an executive officer role to comply with these guidelines. For information regarding our policies with respect to the ability of our officers and directors to hedge or offset any decrease in the market value of our equity securities, see “Security Ownership of Certain Beneficial Owners and Management—Hedging Disclosure.”
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The compensation committee members whose names appear on the Compensation Committee Report below comprised the compensation committee during 2023. No member of our compensation committee during 2023 is or has been an officer or employee of our company, or has engaged in any related party transaction in which our company was a participant.
COMPENSATION COMMITTEE REPORT
The compensation committee has reviewed and discussed with our management the “Compensation Discussion and Analysis” included under “Executive Compensation” above. Based on such review and discussions, the compensation committee recommended to our Board of Directors that the “Compensation Discussion and Analysis” be included in this proxy statement.
Submitted by the Members of the Compensation Committee
Wonya Y. Lucas
Brian M. Deevy
Diana M. Murphy
ATLANTA BRAVES HOLDINGS / 47

EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
Name and Principal Position (as of 12/31/23)	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	All Other Compensation ($)	Total ($)
Gregory B. Maffei Chairman of the Board, President and Chief Executive Officer	2023	210,000	—	—	—	1,939,700	46,635(6)	2,196,335
Terence McGuirk Chairman and Chief Executive Officer of the Braves	2023	1,050,000	3,000,000	2,816,577	1,690,728	—	46,342(7)	8,603,647
Brian J. Wendling Principal Financial Officer and Chief Accounting Officer	2023	—	—	139,539	139,603	70,854	—	349,996
Albert E. Rosenthaler Former Chief Corporate Development Officer	2023	—	—	—	—	129,634	—	129,634
Renee L. Wilm Chief Legal Officer and Chief Administrative Officer	2023	—	—	272,262	272,394	143,546	—	688,202

(1)
Represents only that portion of Mr. Maffei’s base salary allocated to our company. For Mr. McGuirk, represents the base salary paid by Braves Holdings, LLC pursuant to Mr. McGuirk’s compensation arrangement.

(2)
Reflects the bi-annual bonus paid to Mr. McGuirk on May 15, 2023, in accordance with Mr. McGuirk’s compensation arrangement.

(3)
Reflects, as applicable, the grant date fair value of the 2023 McGuirk Annual RSUs and the 2023 Multiyear RSUs. The grant date fair value of these awards has been computed in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Note 11 to our consolidated financial statements for the year ended December 31, 2023 (which are included in our 2023 Form 10-K).

(4)
The grant date fair values of the 2023 Multiyear Options have been computed in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Note 11 to our consolidated financial statements for the year ended December 31, 2023 (which are included in our 2023 Form 10-K).

(5)
Represents the portion of each named executive officer’s annual performance-based bonus allocated to our company in connection with the Split-Off.

(6)
Includes the following amounts, which were allocated to our company:

Amounts ($)
2023
Compensation related to personal use of corporate aircraft(a)	42,888
Life insurance premiums	527
Matching contributions made to the Liberty Media 401(k) Savings Plan(b)	2,310
Personal use of corporate apartment(c)	910

(a)
Calculated based on aggregate incremental cost of such usage allocated to our company.

(b)
The Liberty Media 401(k) Savings Plan provides employees with an opportunity to save for retirement. The Liberty Media 401(k) Savings Plan participants may contribute up to 75% of their eligible compensation on a pre-tax basis to the plan and an additional 10% of their eligible compensation on an after-tax basis (subject to specified maximums and IRS limits), and Liberty Media contributed a matching contribution that vests based upon the participants’ years of service and is based on the participants’ own contributions up to the maximum matching contribution set forth in the plan. Our company reimburses Liberty Media for our allocable portion of the matching contribution for Mr. Maffei. Mr. Maffei’s matching contributions are fully vested. Participant contributions to the Liberty Media 401(k) Savings Plan are fully vested upon contribution.

(c)
Liberty Media owns an apartment in New York City which is primarily used for business purposes. Mr. Maffei occasionally used this apartment for personal reasons during the year indicated above.

48 / 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
(7)
Includes the following amounts:

Amounts ($)
2023
Auto Allowance / Lease	26,554
Life insurance premiums	9,888
Matching contributions made to the Liberty Media 401(k) Savings Plan(a)	9,900

(a)
In 2023, Mr. McGuirk participated in the Liberty Media 401(k) Savings Plan, subject to the terms described in Footnote 6(b) above. This amount reflects our company’s reimbursement of his participation in the plan. Beginning in 2024, Mr. McGuirk will participate in the ABH 401(k) Savings Plan.

ATLANTA BRAVES HOLDINGS / 49

EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION ARRANGEMENTS
GREGORY B. MAFFEI
2019 Maffei Employment Agreement
Liberty Media entered into the 2019 Maffei Employment Agreement with Mr. Maffei, effective December 13, 2019. The arrangement provides for a five year employment term beginning January 1, 2020 and ending December 31, 2024, with an annual base salary of $3 million (with no contracted increase), an annual target cash performance bonus equal to $17 million (with payment subject to the achievement of one or more performance metrics as determined by the applicable company’s compensation committee with respect to its allocable portion), upfront awards (with an aggregate grant date fair value of $90 million to be granted in two equal tranches) and annual equity awards with an aggregate target grant date fair value of $17.5 million.
Maffei Term Equity Awards
Also on December 13, 2019, in connection with the execution of the 2019 Maffei Employment Agreement, Mr. Maffei became entitled to receive term equity awards with an aggregate grant date fair value of $90 million (the Upfront Awards) to be granted in two equal tranches. The first tranche of Mr. Maffei’s Upfront Awards granted in December 2019 consisted of time-vested stock options from each Liberty Media, Liberty Broadband, Qurate Retail and GCI Liberty and time-vested restricted stock units from Liberty TripAdvisor that vested, in each case, on December 31, 2023 (except Liberty TripAdvisor’s award of time-vested restricted stock units, which vested on December 15, 2023). Liberty Media’s portion of the Upfront Awards granted in December 2019 consisted of, in part, 313,224 stock options to purchase shares of its former Series C Liberty Braves common stock, with a term of seven years.
The second tranche of the Upfront Awards was granted in December 2020 and consisted of time-vested stock options from each of Liberty Media, Liberty Broadband, Qurate Retail and GCI Liberty and time-vested RSUs from Liberty TripAdvisor. The Upfront Awards granted in December 2020 will vest, in each case, on December 31, 2024 (except Liberty TripAdvisor’s award of time-vested restricted stock units, which vests on the fourth anniversary of its grant date), subject to Mr. Maffei’s continued employment, except as described below. Liberty Media’s portion of the Upfront Awards granted in December 2020 consisted of, in part, 352,224 stock options to purchase shares of its former Series C Liberty Braves common stock, with a term of seven years (the 2020 Maffei Term Options).
In connection with the Split-Off, the Upfront Awards held by Mr. Maffei with respect to shares of Liberty Media’s former Series C Liberty Braves common stock were substituted by our company into equity awards with respect to BATRK common stock, subject to the same terms and conditions as the original Upfront Awards granted by Liberty Media.
Annual Awards
Pursuant to the 2019 Maffei Employment Agreement, the aggregate grant date fair value of Mr. Maffei’s annual equity awards is $17.5 million for each year during the term of the 2019 Maffei Employment Agreement and is comprised of awards of time-vested stock options (the Annual Options), performance-based RSUs (Annual Performance RSUs) or a combination of award types, at Mr. Maffei’s election, allocable across Liberty Media and each of the Service Companies (collectively, the Annual Awards). Vesting of any Annual Performance RSUs will be subject to the achievement of one or more performance metrics to be approved by our compensation committee and the compensation committee of Liberty Media or the applicable other Service Company with respect to its allocable portion of the Annual Performance RSUs. In connection with the Split-Off, the Annual Performance RSUs granted by Liberty Media in 2023 with respect to shares of its former Series C Liberty Braves common stock were substituted by our company into equity awards with respect to BATRK common stock, subject to the same terms and conditions as the original Annual Performance RSUs granted by Liberty Media. Pursuant to the terms of the services agreement, we will begin granting our allocable portion of Mr. Maffei’s Annual Awards in 2024.
Termination Payments and Benefits
Mr. Maffei will be entitled to the following payments and benefits from Liberty Media (with Liberty Media being reimbursed by our company for its allocated portion of the severance benefits pursuant to the services agreement) if his employment is terminated at Liberty Media under the circumstances described below, subject to the execution of releases by Liberty
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EXECUTIVE COMPENSATION
Media and Mr. Maffei in a form to be mutually agreed. The following discussion also summarizes the termination payments and benefits that Mr. Maffei would be entitled to if his services are terminated at our company under the scenarios described below.
Termination by Liberty Media without Cause or by Mr. Maffei for Good Reason. If Mr. Maffei’s employment is terminated by Liberty Media without cause (as defined in the 2019 Maffei Employment Agreement) or if Mr. Maffei terminates his employment for good reason (as defined in the 2019 Maffei Employment Agreement), he is entitled to the following: (i) his accrued base salary, any accrued but unpaid bonus for a prior completed year, any unpaid expense reimbursements and any amounts due under applicable law; and (ii) subject to the execution of a mutual release, (A) a severance payment of two times his base salary during the year of his termination to be paid in equal installments over 24 months; (B) fully vested shares with an aggregate grant date fair value of $35 million consisting of shares of the applicable series of common stock from Liberty Media, Liberty Broadband, Qurate Retail, Liberty TripAdvisor and us; (C) full vesting of his unvested Upfront Awards and full vesting of the Annual Awards for the year in which the termination occurs (including the grant and full vesting of such annual equity awards if the termination occurs before they have been granted); (D) lump sum cash payment of two times the average annual cash performance bonus paid for the two calendar years ending prior to the termination, but in no event less than two times his target annual cash performance bonus of $17 million, with (subject to certain exceptions) up to 25% of such amount payable in shares of the applicable series of common stock from Liberty Media, Liberty Broadband, Qurate Retail, Liberty TripAdvisor and us; (E) a lump sum cash payment equal to the greater of (x) $17 million or (y) the annual cash performance bonus otherwise payable for the year of termination, in each case, prorated based on the number of days that have elapsed within the year of termination (including the date of termination), with (subject to certain exceptions) up to 25% of such amount payable in shares of the applicable series of common stock from Liberty Media, Liberty Broadband, Qurate Retail, Liberty TripAdvisor and us; and (F) continued use for 12 months after such termination of certain services and perquisites provided by Liberty Media, including continued use of Liberty Media’s aircraft (collectively, the severance benefits).
Termination at our Company by our Company without Cause or by Mr. Maffei for Good Reason. If Mr. Maffei’s services at our company are terminated by us without cause (as defined in the 2019 Maffei Employment Agreement) or by Mr. Maffei for good reason (as defined in the 2019 Maffei Employment Agreement), he will be entitled to full vesting of the 2020 Maffei Term Options and the portion of the Annual Awards granted by us for the year of his termination, and if Mr. Maffei remains employed by Liberty Media at or following the date of termination of his services to our company, he will also be entitled to payment of our allocated portion of the annual cash performance bonus for the year, prorated for the portion of the calendar year in which Mr. Maffei served as an officer of our company. Other than as described above, no severance benefits will be due to Mr. Maffei if he remains employed by Liberty Media at or following the date of termination of his services to our company.
Termination by Reason of Death or Disability. In the event of Mr. Maffei’s death or disability, he will be entitled to the same payments and benefits as if his services had been terminated without cause or for good reason as described above in “—Termination by Liberty Media without Cause or by Mr. Maffei for Good Reason.”
For Cause Termination at our Company. In the event Mr. Maffei’s services to our company are terminated by us for cause, he will forfeit his 2020 Maffei Term Options, and if the termination for cause occurs before the close of business on December 31 of the relevant grant year, Mr. Maffei will forfeit our allocated portion of the annual cash performance bonus and the portion of his Annual Awards granted by our company for that grant year. If Mr. Maffei’s services are terminated by our company for cause after the close of business on December 31 of the relevant grant year, but prior to the date on which our compensation committee certifies achievement of the performance metric for any outstanding Annual Performance RSUs granted by our company for that grant year will remain outstanding until such date and will vest to the extent determined by our compensation committee.
Voluntary Termination at our Company without Good Reason. If Mr. Maffei voluntarily terminates the services he provides to us without good reason, he will be entitled to pro rata vesting of the 2020 Maffei Term Options (based on the number of days that have elapsed over the four-year vesting period). He will also be entitled to pro rata vesting of the portion of his Annual Awards granted by our company for the year of termination granted by us (based on the elapsed number of days in the calendar year of termination) and a pro rata payment of our allocated portion of his annual cash performance bonus of $17 million (based upon the elapsed number of days in the calendar year of termination). Any performance-based restricted stock units for the year of termination that are unvested on the date of termination will remain outstanding until the performance criteria are determined and will vest pro rata (based upon the elapsed number of days in the calendar year of termination) to the extent determined by our compensation committee (at a level not less than 100% of the target award). Other than as described above, no severance benefits will be due to Mr. Maffei if he remains employed
ATLANTA BRAVES HOLDINGS / 51

EXECUTIVE COMPENSATION
by Liberty Media at or following the date of termination of his services to us. If Mr. Maffei also voluntarily terminates his employment with Liberty Media, rather than being entitled to payment of our allocated portion of his annual cash bonus, Mr. Maffei would be entitled to receive a payment from Liberty Media equal to $17 million, prorated based upon the elapsed number of days in the calendar year of termination. Our company would reimburse Liberty Media for our allocable portion of this payment.
TERENCE McGUIRK
Mr. McGuirk’s compensation arrangement was approved by the Liberty Media compensation committee in December 2022 and provides for (i) an annual base salary of $1,050,000, (ii) a bi-annual bonus that resulted in Mr. McGuirk receiving $3,000,000 in May 2023 and, when payable in May 2025 (subject to his continued employment through such date), will be $4,000,000, (iii) an annual RSU award that vests in one year and that has a grant date value of $1,080,000 and (iv) a multiyear option and multiyear RSU award that, together, had a grant date fair value of $3,240,000. Our company assumed Mr. McGuirk’s compensation arrangement in connection with the Split-Off. In December 2023, pursuant to Mr. McGuirk’s compensation arrangement, and in line with our compensation committee’s plan to make larger equity award grants equaling approximately three years’ value of annual grants (that vest over the same number of years) rather than making annual grants over the same period, Mr. McGuirk received a multiyear option and multiyear RSU award that, together, had a grant date fair value of $3,240,000. Mr. McGuirk is not entitled to any severance payments or benefits in connection with the termination of his employment.
EQUITY INCENTIVE PLANS
The 2023 incentive plan is designed to provide additional remuneration to eligible officers and employees of our company, our nonemployee directors and independent contractors and employees of Liberty Media providing services to us and to encourage their investment in our capital stock, thereby increasing their proprietary interest in our business. Non-qualified stock options, SARs, restricted shares, RSUs, cash awards, performance awards or any combination of the foregoing may be granted under the 2023 incentive plan (collectively, as used in this description of the 2023 incentive plan, awards). The maximum number of shares of our common stock with respect to which awards may be granted is 7,250,000 shares, subject to anti-dilution and other adjustment provisions of the 2023 incentive plan. No nonemployee director may be granted during any calendar year awards having a value (as determined on the grant date of such award) in excess of $1 million. Shares of our common stock issuable pursuant to awards will be made available from either authorized but unissued shares or shares that have been issued but reacquired by our company, including shares purchased on the open market. The 2023 incentive plan is administered by the compensation committee with regard to all awards granted under the 2023 incentive plan (other than awards granted to the nonemployee directors which may be administered by our full Board of Directors or the compensation committee), and the compensation committee has full power and authority to determine the terms and conditions of such awards. The 2023 incentive plan is the only incentive plan under which awards will be made.
In connection with the Split-Off, equity incentive awards with respect to our common stock were issued in connection with adjustments made to outstanding equity awards with respect to shares of Liberty Media’s former Series C Liberty Braves common stock which were granted to various directors, officers and employees of Liberty Media and certain of its subsidiaries pursuant to the various stock incentive plans administered by the Liberty Media board of directors or the compensation committee thereof. These awards were issued pursuant to the Atlanta Braves Holdings, Inc. Transitional Stock Adjustment Plan (the transitional plan), which governs the terms of such awards but will not be used to make any additional grants following the Split-Off.
PAY RATIO INFORMATION
We are providing the following information about the relationship of the median annual total compensation of our employees and the total compensation of Mr. Maffei, our chief executive officer on December 31, 2023, pursuant to the SEC’s pay ratio disclosure rules set forth in Item 402(u) of Regulation S-K. We believe our pay ratio is a reasonable estimate calculated in a manner consistent with the SEC’s pay ratio disclosure rules. However, because these rules provide flexibility in determining the methodology, assumptions and estimates used to determine pay ratios and the fact that workforce composition issues differ significantly between companies, our pay ratio may not be comparable to the pay ratios reported by other companies.
52 / 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
To identify our median employee, we first determined our employee population as of December 31, 2023, which consisted of employees located in the U.S. and the Dominican Republic representing all full-time, part-time, seasonal and temporary employees employed by our company and our subsidiary, Braves Holdings, LLC, on that date. Using information from our payroll records and Form W-2s, we then measured each employee’s gross wages for calendar year 2023, consisting of base salary, commissions, actual bonus payments, long-term incentive cash payments, if any, realized equity award value and taxable fringe benefits. We did not annualize the compensation of employees who were new hires or took a leave of absence in 2023. Also, we did not annualize the compensation of our temporary or seasonal employees. In addition, we did not make any cost-of-living adjustments to the gross wages information.
We determined the median employee’s total compensation for calendar year 2023, including any perquisites and other benefits, in the same manner that we determined the total compensation of our named executive officers for purposes of the Summary Compensation Table above. The ratio of our chief executive officer’s total annual compensation to that of the median employee was as follows:
Chief Executive Officer Total Annual Compensation	$2,196,335
Median Employee Total Annual Compensation	$14,888
Ratio of Chief Executive Officer to Median Employee Total Annual Compensation	148:1
ATLANTA BRAVES HOLDINGS / 53

EXECUTIVE COMPENSATION
GRANTS OF PLAN-BASED AWARDS
The following table contains information regarding plan-based incentive awards granted by us during the year ended December 31, 2023 to the named executive officers. This table does not reflect the 2023 Maffei RSUs and the 2023 Chief RSUs because those awards were originally granted by Liberty Media prior to the Split-Off. For information on these awards, see the “Grants of Plan-Based Awards” table and “Executive Compensation—Compensation Discussion and Analysis—Elements of 2023 Executive Compensation—Equity Incentive Compensation—Annual Equity Awards” in Liberty Media’s Definitive Proxy Statement on Schedule 14A with respect to its 2024 annual meeting of stockholders.
		Estimated Future Payouts under Non-Equity Incentive Plan Awards			Estimated Future Payouts under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Terence McGuirk
BATRK	12/11/2023	—	—	—	—	—	—	45,125(1)	—	—	1,689,931
BATRK	12/11/2023	—	—	—	—	—	—	30,084(2)	—	—	1,126,646
BATRK	12/11/2023	—	—	—	—	—	—	—	114,170(1)	37.45	1,690,728
Brian J.Wendling
BATRK	12/11/2023	—	—	—	—	—	—	3,726(3)	—	—	139,539
BATRK	12/11/2023	—	—	—	—	—	—	—	9,427(1)	37.45	139,603
Renee L.Wilm
BATRK	12/11/2023	—	—	—	—	—	—	7,270(3)	—	—	272,262
BATRK	12/11/2023	—	—	—	—	—	—	—	18,394(1)	37.45	272,394

(1)
Reflects Mr. McGuirk’s 2023 Multiyear RSUs and all of the named executive officers’ 2023 Multiyear Options, which vest in substantially equal installments on each of December 11, 2024, December 11, 2025 and December 11, 2026.

(2)
Reflects the 2023 McGuirk Annual RSUs, which vest on December 11, 2024.

(3)
Reflects Mr. Wendling’s and Ms. Wilm’s 2023 Multiyear RSUs, which vest in substantially equal installments on each of December 9, 2024, December 9, 2025 and December 9, 2026.

54 / 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table contains information regarding unexercised options and unvested RSUs which were outstanding as of December 31, 2023 and held by the named executive officers, including their legacy Liberty Media equity awards with respect to Liberty Media’s former Series C Liberty Braves common stock before the Split-Off and converted by our company into equity awards with respect to our BATRK common stock in connection with the Split-Off.
	Option awards					Stock awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Gregory B. Maffei
Option Awards
BATRK	15,283	—	—	23.51	03/30/2024	—	—	—	—
BATRK	133,594	—	—	23.51	03/30/2024	—	—	—	—
BATRK	46,052	—	—	23.34	03/05/2025	—	—	—	—
BATRK	6,908	—	—	27.73	03/06/2026	—	—	—	—
BATRK	313,342	—	—	29.10	12/15/2026	—	—	—	—
BATRK	136,528	—	—	20.07	03/11/2027	—	—	—	—
BATRK	—	352,224(1)	—	26.36	12/10/2027	—	—	—	—
BATRK	94,859	—	—	25.49	03/09/2029	—	—	—	—
RSU Award
BATRK	—	—	—	—	—	—	—	31,259(2)	1,237,231
Terence McGuirk
Option Awards
BATRK	380,526	—	—	27.18	12/10/2027	—	—	—	—
BATRK	—	114,170(3)	—	37.45	12/11/2030	—	—	—	—
RSU Awards
BATRK	—	—	—	—	—	45,125(3)	1,786,048	—	—
BATRK	—	—	—	—	—	30,084(4)	1,190,725	—	—
Brian J. Wendling
Option Awards
BATRK	13,649	—	—	26.36	12/10/2027	—	—	—	—
BATRK	—	9,427(3)	—	37.45	12/11/2030	—	—	—	—
RSU Awards
BATRK	—	—	—	—	—	—	—	1,500(2)	59,370
BATRK	—	—	—	—	—	3,726(5)	147,475	—	—
Albert E. Rosenthaler
Option Awards
BATRK	5,031	—	—	22.96	03/20/2024	—	—	—	—
BATRK	24,656	—	—	26.36	12/10/2027	—	—	—	—
RSU Award
BATRK	—	—	—	—	—	—	—	2,709(2)	107,222
Renee L. Wilm
Option Awards
BATRK	34,709	—	—	27.73	11/13/2026	—	—	—	—
BATRK	6,639	—	—	26.36	12/10/2027	—	—	—	—
BATRK	—	18,394(3)	—	37.45	12/11/2030	—	—	—	—
RSU Awards
BATRK	—	—	—	—	—	—	—	2,709(2)	107,222
BATRK	—	—	—	—	—	7,270(5)	287,747	—	—

(1)
Represents the 2020 Maffei Term Options, which vest on December 31, 2024.

(2)
Represents the target number of 2023 Maffei RSUs and 2023 Chief RSUs that each of Messrs. Maffei, Wendling and Rosenthaler and Ms. Wilm could earn based on performance in 2023.

(3)
Represents Mr. McGuirk’s 2023 Multiyear RSUs and all of the named executive officers’ 2023 Multiyear Options, which vest in substantially equal installments on each of December 11, 2024, December 11, 2025 and December 11, 2026.

(4)
Represents the 2023 McGuirk Annual RSUs, which vest on December 11, 2024.

(5)
Represents Mr. Wendling’s and Ms. Wilm’s 2023 Multiyear RSUs, which vest in substantially equal installments on each of December 9, 2024, December 9, 2025 and December 9, 2026.

ATLANTA BRAVES HOLDINGS / 55

EXECUTIVE COMPENSATION
OPTION EXERCISES AND STOCK VESTED
The following table sets forth information concerning the exercise of vested options and the vesting of RSUs held by our named executive officers, in each case, during 2023.
	Option Awards		Stock Awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)(1)	Value realized on vesting ($)
Gregory B. Maffei
BATRA	—	—	—	—
BATRB	—	—	—	—
BATRK	—	—	—	—
Terence McGuirk
BATRA	—	—	—	—
BATRB	—	—	—	—
BATRK	—	—	33,088	1,202,418
Brian J. Wendling
BATRA	—	—	—	—
BATRB	—	—	—	—
BATRK	—	—	—	—
Albert E. Rosenthaler
BATRA	—	—	—	—
BATRB	—	—	—	—
BATRK	—	—	—	—
Renee L. Wilm
BATRA	—	—	—	—
BATRB	—	—	—	—
BATRK	—	—	—	—

(1)
Includes shares withheld in payment of withholding taxes at election of holder.

56 / 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The following table sets forth the potential payments to our named executive officers if their employment had terminated or a change in control had occurred, in each case, as of December 31, 2023, which was the last day of our last completed fiscal year. For purposes of the following table, we have assumed that Mr. Maffei’s employment had terminated at each of Liberty Media, our company and the other Service Companies. In the event of such a termination or change in control, the actual amounts may be different due to various factors. In addition, we may enter into new arrangements or modify these arrangements from time to time.
The amounts provided in the table are based on the closing market prices on December 29, 2023 (the last trading day in 2023) for our BATRK common stock, which was $39.58. For option awards, the value of the options shown in the table is based on the spread between the exercise price of the award and the applicable closing market price. The value of the RSUs shown in the table is based on the applicable closing market price and the number of unvested RSUs that would have vested in the applicable termination scenario according to the terms of the applicable award.
Each of our named executive officers has received awards and payments under our incentive plans. Additionally, Mr. Maffei is entitled to certain payments and acceleration rights upon termination under his employment agreement.
The circumstances giving rise to these potential payments and a brief summary of the provisions governing their payout are described below and in the footnotes to the table (other than those described under “—Executive Compensation Arrangements—Gregory B. Maffei—Termination Payments and Benefits,” which are incorporated by reference herein):
VOLUNTARY TERMINATION
Each of the named executive officers holds equity awards that were issued under our existing incentive plans. Under these plans and the related award agreements, in the event of a voluntary termination of his or her employment with our company for any reason, each named executive officer would typically only have a right to the equity grants that vested prior to his or her termination date. However, if Mr. Maffei had voluntarily terminated his employment without good reason, his 2020 Maffei Term Options would have vested on a pro rata basis (based on the number of days elapsed during the four-year vesting period). Mr. Maffei would have been entitled to certain other benefits upon a voluntary termination without good reason of his employment with our company as of December 31, 2023. The type and amount of severance pay and benefits Mr. Maffei would receive would depend on whether he remained employed by Liberty Media at or following the date of termination of his services to our company or whether his employment with Liberty Media was also voluntarily terminated. These additional severance payments and benefits are described above in “—Executive Compensation Arrangements—Gregory B. Maffei—Termination Payments and Benefits—Voluntary Termination at our Company without Good Reason”. Messrs. McGuirk, Wendling and Rosenthaler and Ms. Wilm are not entitled to any severance payments or other benefits upon a voluntary termination of his or her employment.
TERMINATION FOR CAUSE
All outstanding equity grants constituting options, whether unvested or vested but not yet exercised, and all equity grants constituting unvested RSUs under the existing incentive plans would be forfeited by any named executive officer who is terminated for “cause” (other than Mr. Maffei in the case of equity grants constituting vested options or similar rights). Unless there is a different definition in the applicable award agreement, the 2023 incentive plan and the transitional plan define “cause” as insubordination, dishonesty, incompetence, moral turpitude, other misconduct of any kind and the refusal to perform duties and responsibilities for any reason other than illness or incapacity; provided that, if such termination is within 12 months after a change in control (as described below), “cause” means a felony conviction for fraud, misappropriation or embezzlement. With respect to Mr. Maffei’s equity grants, “cause,” as defined in the applicable award agreement, means (i) Mr. Maffei’s willful failure to follow the lawful instructions of the Board of Directors of our company; (ii) the commission by Mr. Maffei of any fraud, misappropriation or misconduct that causes demonstrable material injury to our company or its subsidiaries; (iii) Mr. Maffei’s conviction of, or plea of guilty or nolo contendere to, a felony; or (iv) Mr. Maffei’s failure to comply in any material respect with any written agreement between him and our company or any of our subsidiaries if such failure causes demonstrable material injury to our company or any of our subsidiaries, except that Mr. Maffei is entitled to certain procedural and cure rights relating to a termination for cause, except in the case of a termination for cause based on a felony conviction. Mr. Maffei has certain continuing rights to exercise vested options or
ATLANTA BRAVES HOLDINGS / 57

EXECUTIVE COMPENSATION
similar rights following a termination for cause under his equity award agreements. See “—Executive Compensation Arrangements—Gregory B. Maffei—Termination Payments and Benefits—For Cause Termination at our Company” above.
TERMINATION WITHOUT CAUSE OR FOR GOOD REASON
Pursuant to the award agreements for the stock options awarded to Mr. Maffei, such stock options would have remained outstanding and expire at the end of the term upon a termination of his employment by our company without cause or by him for good reason as of December 31, 2023. As of December 31, 2023, Mr. Maffei’s unvested equity awards consisted of the 2020 Maffei Term Options. Upon a termination of his employment by our company without cause (as defined in the 2019 Maffei Employment Agreement) or by him for good reason (as defined in the 2019 Maffei Employment Agreement), the 2020 Maffei Term Options would have vested. Mr. Maffei would also be entitled to severance pay and benefits from our company upon a termination without cause or by him for good reason. The type and amount of severance pay and benefits Mr. Maffei would receive would depend on whether he remained employed by Liberty Media at or following the date of termination of his services to our company or whether his employment with Liberty Media was also terminated without cause or for good reason. These additional severance payments and benefits are described above in “—Executive Compensation Arrangements—Gregory B. Maffei—Termination Payments and Benefits—Termination by Liberty Media without Cause or by Mr. Maffei for Good Reason” and “—Executive Compensation Arrangements—Gregory B. Maffei—Termination Payments and Benefits—Termination at our Company by our Company without Cause or by Mr. Maffei for Good Reason.”
As of December 31, 2023, Mr. Wendling’s and Ms. Wilm’s unvested equity awards were their 2023 Chief RSUs, 2023 Multiyear RSUs and 2023 Multiyear Options, and Mr. McGuirk’s unvested equity awards were his 2023 McGuirk Annual RSUs, 2023 Multiyear RSUs and 2023 Multiyear Options. Upon a termination of employment without cause as of December 31, 2023, Mr. McGuirk would have forfeited his unvested equity awards. Upon a termination of employment without cause as of December 31, 2023, the 2023 Chief RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. Mr. Wendling’s and Ms. Wilm’s 2023 Multiyear RSUs and 2023 Multiyear Options provide for vesting upon a termination of employment without cause of a pro rata portion of each vesting tranche of the applicable award (based on the number of days that have elapsed from the grant date through the termination date, plus an additional 365 days, over the applicable tranche’s vesting period). As of December 31, 2023, Mr. Rosenthaler’s only unvested equity awards were his 2023 Chief RSUs. Upon a termination of employment without cause as of December 31, 2023, his 2023 Chief RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. None of Messrs. McGuirk, Wendling or Rosenthaler or Ms. Wilm is entitled to any severance pay or other benefits upon a termination without cause.
DEATH
In the event of death of any of the named executive officers, the incentive plans and applicable award agreements would have provided for vesting of any outstanding options and the lapse of restrictions on any RSU awards. Mr. Maffei is also entitled to certain payments and other benefits if he dies while employed by our company. These additional severance payments and benefits are described above in “—Executive Compensation Arrangements—Gregory B. Maffei—Termination Payments and Benefits—Termination by Reason of Death or Disability.” None of the other named executive officers would have been entitled to any severance pay or other benefits from our company if he or she had died while employed by our company, assuming a termination date as of December 31, 2023.
DISABILITY
If the employment of any of the named executive officers had been terminated due to disability, which is defined in the incentive plans or applicable award agreements, such plans or agreements would have provided for vesting of any outstanding options and the lapse of restrictions on any RSUs. Mr. Maffei is also entitled to certain payments and other benefits upon a termination of his employment due to disability. See “—Executive Compensation Arrangements—Gregory B. Maffei—Termination Payments and Benefits—Termination by Reason of Death or Disability” above. None of the other named executive officers would have been entitled to any severance pay or other benefits from our company upon a termination due to disability, assuming a termination date as of December 31, 2023.
58 / 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
CHANGE IN CONTROL
In case of a change in control, the incentive plans provide for vesting of any outstanding options (other than 2020 Maffei Term Options) and the lapse of restrictions on any RSU award held by the named executive officers. A change in control is generally defined as:
•
The acquisition by a non-exempt person (as defined in the incentive plans) of beneficial ownership of at least 20% of the combined voting power of the then outstanding shares of our company ordinarily having the right to vote in the election of directors, other than pursuant to a transaction approved by our Board of Directors.

•
The individuals constituting our Board of Directors over any two consecutive years cease to constitute at least a majority of the Board, subject to certain exceptions that permit the Board to approve new members by approval of at least two-thirds of the remaining directors.

•
Any merger, consolidation or binding share exchange that causes the persons who were common stockholders of our company immediately prior thereto to lose their proportionate interest in the common stock or voting power of the successor or to have less than a majority of the combined voting power of the then outstanding shares ordinarily having the right to vote in the election of directors, the sale of substantially all of the assets of our company or the dissolution of our company.

In the case of a change in control described in the last bullet point, our compensation committee may determine not to accelerate the existing equity awards of the named executive officers if equivalent awards will be substituted for the existing awards. For purposes of the tabular presentation below, we have assumed that our named executive officers’ existing unvested equity awards would vest in the case of a change in control described in the last bullet (other than the 2020 Maffei Term Options). A change in control (as defined in the 2019 Maffei Employment Agreement) of our company would provide Mr. Maffei with a short time period during which to exercise his right to terminate his employment for good reason, which would result in vesting of his 2020 Maffei Term Options. For purposes of the tabular presentation below, we have assumed that Mr. Maffei does not exercise his right to terminate his employment for good reason in connection with a change in control of our company.
ATLANTA BRAVES HOLDINGS / 59

EXECUTIVE COMPENSATION
BENEFITS PAYABLE UPON TERMINATION OR CHANGE IN CONTROL
Name	Voluntary Termination Without Good Reason ($)	Termination for Cause ($)	Termination Without Cause or for Good Reason ($)	Death ($)	Disability ($)	After a Change in Control ($)
Gregory B. Maffei
Severance	1,190,000(1)	—	5,250,000(2)	5,250,000(2)	5,250,000(2)	—
Options	13,995,348(3)	10,506,246(4)	15,162,648(5)	15,162,648(5)	15,162,648(5)	10,506,246(6)
RSUs	1,237,231(3)	1,237,231(4)	1,237,231(5)	1,237,231(5)	1,237,231(5)	1,237,231(6)
Perquisites	—	—	64,575	—	64,575	—
Total	16,422,579	11,743,478	21,714,454	21,649,879	21,714,454	11,743,478
Terence McGuirk
Options	4,718,522(8)	—(9)	4,718,522(10)	4,961,705(11)	4,961,705(11)	4,961,705(12)
RSUs	—(8)	—(9)	—(10)	2,976,772(11)	2,976,772(11)	2,976,772(12)
Total	4,718,522	—	4,718,522	7,938,477	7,938,477	7,938,477
Brian J. Wendling
Options	180,440(8)	—(9)	193,007(10)	200,519(11)	200,519(11)	200,519(12)
RSUs	—(8)	—(9)	151,789(10)	206,845(11)	206,845(11)	206,845(12)
Total	180,440	—	344,796	407,364	407,364	407,364
Albert E. Rosenthaler
Options	409,568(8)	—(9)	409,568(10)	409,568(11)	409,568(11)	409,568(12)
RSUs	—(8)	—(9)	107,222(10)	107,222(11)	107,222(11)	107,222(12)
Total	409,568	—	516,790	516,790	516,790	516,790
Renee L. Wilm
Options	499,069(8)	—(9)	523,594(10)	538,248(11)	538,248(11)	538,248(12)
RSUs	—(8)	—(9)	287,509(10)	394,969(11)	394,969(11)	394,969(12)
Total	499,069	—	811,103	933,217	933,217	933,217

(1)
If Mr. Maffei had voluntarily terminated his employment without good reason (as defined in the 2019 Maffei Employment Agreement) at our company, Liberty Media and each of the other Service Companies as of December 31, 2023, subject to execution of a mutual release, he would have been entitled to receive in a lump sum a prorated amount of $17 million, with up to 25% of such amount payable in shares of common stock as set forth in more detail in the 2019 Maffei Employment Agreement. See “—Executive Compensation Arrangement—Gregory B. Maffei—Termination Payments and Benefits—Voluntary Termination at our Company without Good Reason” above. The amount in the table includes our allocable portion of this payment (7%) for which we would reimburse Liberty Media.

(2)
If Mr. Maffei’s employment had been terminated as of December 31, 2023 without cause (as defined in the 2019 Maffei Employment Agreement) by our company, Liberty Media and each of the other Service Companies, by him for good reason (as defined in the 2019 Maffei Employment Agreement) (whether before or within a specific period following a change in control), in each case, subject to execution of a mutual release, or due to Mr. Maffei’s death or disability, he would have been entitled to receive (i) a payment of two times his 2023 base salary payable in 24 equal monthly installments, (ii) fully vested shares of common stock with an aggregate grant date fair value of $35 million, (iii) a lump sum payment of an amount equal to two times his average annual bonus paid for the two calendar years prior to separation, but in no event an amount that is less than two times his aggregate target bonus of $17 million and (iv) a lump sum cash payment equal to the greater of (x) $17 million or (y) the annual cash performance bonus otherwise payable for the year of termination, in each case prorated based on the number of days that have elapsed within the year of termination, with up to 25% of such amount payable in shares of common stock as set forth in more detail in the 2019 Maffei Employment Agreement. See “—Executive Compensation Arrangement—Gregory B. Maffei—Termination Payments and Benefits—Termination by Liberty Media without Cause or by Mr. Maffei for Good Reason” above. The amount in the table includes our allocable portion of this payment (7%) for which we would reimburse Liberty Media. The amount included in the table does not include the lump sum cash payment described in (iv) because Mr. Maffei had already been paid his 2023 cash bonus prior to December 31, 2023.

(3)
Based on (i) the number of vested options held by Mr. Maffei at December 31, 2023 and (ii) the number of unvested options and RSUs that would vest pursuant to the following: If Mr. Maffei’s employment had been terminated without good reason as of December 31, 2023, he would have been entitled to pro rata vesting of the 2020 Maffei Term Options (based on the number of days that had elapsed over the four-year vesting period). Also, assuming such termination occurred after the close of business on December 31, 2023, the 2023 Maffei RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. As described above, in “—Compensation Discussion and Analysis—Elements of 2023 Executive Compensation—Equity Incentive Compensation—Annual Equity Awards—Maffei Annual Equity Awards,” our compensation committee vested all of the 2023 Maffei RSUs, which is reflected in the table above.

60 / 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
(4)
Based on (i) the number of vested options held by Mr. Maffei at December 31, 2023 and (ii) the number of unvested RSUs that would vest pursuant to the following: If Mr. Maffei’s employment had been terminated for cause, he would have forfeited his 2020 Maffei Term Options, and, assuming such termination occurred after the close of business on December 31, 2023, the 2023 Maffei RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. As described above, in “—Compensation Discussion and Analysis—Elements of 2023 Executive Compensation—Equity Incentive Compensation—Annual Equity Awards—Maffei Annual Equity Awards” our compensation committee vested all of the 2023 Maffei RSUs, which is reflected in the table above.

(5)
Based on (i) the number of vested options held by Mr. Maffei at December 31, 2023 and (ii) the number of unvested options and RSUs that would vest pursuant to the following: If Mr. Maffei’s employment had been terminated without cause (as defined in the 2019 Maffei Employment Agreement), for good reason (as defined in the 2019 Maffei Employment Agreement) (whether before or within a specific period following a change in control) or due to Mr. Maffei’s death or disability, his 2020 Maffei Term Options would have vested in full and, assuming such terminations occurred after the close of business on December 31, 2023, the 2023 Maffei RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. As described above, in “—Compensation Discussion and Analysis—Elements of 2023 Executive Compensation-Equity Incentive Compensation—Maffei Annual Equity Awards,” our compensation committee vested all of the 2023 Maffei RSUs, which is reflected in the table above.

(6)
Based on the number of vested options held by Mr. Maffei at December 31, 2023 and the number of 2023 Maffei RSUs. As described above, in “—Compensation Discussion and Analysis—Elements of 2023 Executive Compensation-Equity Incentive Compensation—Maffei Annual Equity Awards,” our compensation committee vested all of the 2023 Maffei RSUs, which is reflected in the table above. A change in control (as defined in the 2019 Maffei Employment Agreement) of our company would provide Mr. Maffei with a short time period during which to exercise his rights to terminate his employment for good reason, which would result in vesting of his 2020 Maffei Term Options. For purposes of the tabular presentation above, we have assumed that Mr. Maffei does not exercise his right to terminate his employment for good reason in connection with a change in control of our company.

(7)
If Mr. Maffei’s employment had been terminated at our company’s election for any reason (other than cause) or by Mr. Maffei for good reason (as defined in his employment agreement) or by reason of disability, as of December 31, 2023, he would have been entitled to receive (i) personal use of the corporate aircraft for 120 hours per year, (ii) information technology support from our company, as reasonably requested by Mr. Maffei, and (iii) continuation of such other perquisites as Mr. Maffei was entitled to receive prior to such termination, in each case, over a 12-month period. The maximum potential cost of using the corporate aircraft for 120 hours based on an hourly average of the incremental cost of use of the corporate aircraft is $922,496. The amount in the table includes our allocable portion of this payment (7%) for which we would reimburse Liberty Media.

(8)
Each of Messrs. Wendling and Rosenthaler and Ms. Wilm would have forfeited his or her 2023 Chief RSUs, Messrs. McGuirk and Wendling and Ms. Wilm would have forfeited the unvested portions of their 2023 Multiyear RSUs and 2023 Multiyear Options, and Mr. McGuirk would have forfeited the 2023 McGuirk Annual RSUs, in each case, if his or her employment had been terminated by him or her as of December 31, 2023. Messrs. McGuirk’s, Wendling’s and Rosenthaler’s and Ms. Wilm’s vested options would remain outstanding and exercisable in accordance with their terms in the event each of Messrs. McGuirk, Wendling and Rosenthaler and Ms. Wilm terminated his or her employment as of December 31, 2023.

(9)
If each of Messrs. McGuirk’s, Wendling and Rosenthaler and Ms. Wilm was terminated by our company for “cause” as of December 31, 2023, all of his or her outstanding option and RSU grants would have been forfeited.

(10)
Based on (i) the number of vested options held by Messrs. McGuirk, Wendling and Rosenthaler and Ms. Wilm, (ii) the number of unvested 2023 Multiyear Options and 2023 Multiyear RSUs held by Mr. Wendling and Ms. Wilm as of December 31, 2023 that would have vested pursuant to the forward-vesting provisions in such named executive officer’s award agreements if he or she were terminated without cause as of December 31, 2023 and (iii) the number of 2023 Chief RSUs held by Messrs. Wendling and Rosenthaler and Ms. Wilms, which would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. As described above in “—Compensation Discussion and Analysis—Elements of 2023 Executive Compensation—Equity Incentive Compensation—Annual Equity Awards—Chief Performance-based RSU Awards,” our compensation committee vested all of the 2023 Chief RSUs, which is reflected in the table above. Mr. McGuirk would have forfeited his 2023 McGuirk Annual RSUs, 2023 Multiyear Options and 2023 Multiyear RSUs.

(11)
Based on (i) the number of vested options held by Messrs. McGuirk, Wendling and Rosenthaler and Ms. Wilm, (ii) the number of unvested 2023 Multiyear Options and 2023 Multiyear RSUs held by Messrs. McGuirk and Wendling and Ms. Wilm as of December 31, 2023, (iii) the number of 2023 Chief RSUs held by Messrs. Wendling and Rosenthaler and Ms. Wilm and (iv) the 2023 McGuirk Annual RSUs, each of which would have vested.

(12)
Upon a change in control, we have assumed for purposes of the tabular presentation above that all of the 2023 McGuirk Annual RSUs, 2023 Chief RSUs, 2023 Multiyear Options and 2023 Multiyear RSUs would have vested. The table includes the value of Messrs. McGuirk’s, Wendling’s and Rosenthaler’s and Ms. Wilm’s vested options.

ATLANTA BRAVES HOLDINGS / 61

EXECUTIVE COMPENSATION
PAY VERSUS PERFORMANCE
This section provides information about the relationship between compensation actually paid to our Principal Executive Officer and other named executive officers and certain financial performance measures of our company. For purposes of this section, the amount of compensation actually paid to our Principal Executive Officer and other named executive officers is determined using the valuation methods prescribed by the SEC in Item 402(v) of Regulation S-K. Although the rules describe such amount as compensation actually paid, these amounts are not reflective of the taxable compensation actually paid to our named executive officers in a covered year. As described in more detail below, to determine the amount of compensation actually paid in a covered year, Item 402(v) of Regulation S-K requires that in each covered year we (1) deduct the grant date value of equity awards reported in the Stock Awards or Option Awards columns in the Summary Compensation Table from the Total column in the Summary Compensation Table; (2) add, for awards granted in the covered year, the fair value of the equity awards (i) as of the end of a covered year or (ii) as of the vesting date, as applicable; and (3) add or subtract, for awards granted in, and outstanding at the end of, a prior year (i) the change in the fair value from the end of the prior year to the end of the current year or (ii) from the end of the prior year to the date the awards vest in the covered year, as applicable.
	PEO(1)		Non-PEO NEOs(1)		Value of initial fixed $100 investment based on:			(millions)
Year	Summary Compensation Table Total for PEO ($)(2)	Compensation Actually Paid to PEO ($)(3)	Average Summary Compensation Table Total for non-PEO NEOs ($)(2)	Average Compensation Actually Paid to non-PEO NEOs ($)(3)	Total Shareholder Return (“TSR”) ($)(4)		Peer Group TSR ($)(5)	Net Income ($)(6)	Adjusted OIBDA ($)(7)
2023	2,196,335	1,401,000	2,442,870	2,278,622	BATRA	144.28	97.61	(125)	61
					BATRK	133.99

(1)
Our Principal Executive Officer (PEO) was Mr. Maffei. Our named executive officers other than our PEO (non-PEO NEOs) were Messrs. McGuirk, Wendling and Rosenthaler and Ms. Wilm.

(2)
Reflects, for Mr. Maffei, the total compensation reported in the Summary Compensation Table and for the non-PEO NEOs, the average total compensation reported in the Summary Compensation Table in each of the fiscal years indicated.

(3)
Represents the compensation actually paid to Mr. Maffei and the non-PEO NEOs in each of the fiscal years indicated as computed in accordance with Item 402(v) of Regulation S-K and related SEC guidance, as set forth below:

Compensation actually paid to PEO and Non-PEO NEOs
	As Reported in Summary Compensation Table(a)			Equity Award Adjustments(b)
Year	Total	Stock Awards	Option Awards	Fair Value at Year End of Awards Granted During Year that Remain Outstanding and Unvested at Year End(c)	Year-over- Year Change in Fair Value of Awards Granted in Prior Year that Remain Outstanding and Unvested at Year End(d)	Fair Value at Vesting Date of Awards Granted and Vested in Same Year(e)	Change in Fair Value from Prior Year End to Vesting Date of Awards Granted in Prior Year and Vested in Covered Year(f)	Total Compensation Actually Paid
PEO
2023	2,196,335	—	—	—	(1,085,839)	1,237,231	(946,727)	1,401,000
Non-PEO NEOs
2023	2,442,870	(807,095)	(525,681)	1,424,146	—	68,454	(324,072)	2,278,622

(a)
Reflects, for Mr. Maffei, the applicable amounts reported in the Summary Compensation Table and for the non-PEO NEOs, the average of the applicable amounts reported in the Summary Compensation Table in each of the fiscal years indicated.

(b)
The adjustments made to the fair value of equity awards in accordance with Item 402(v) of Regulation S-K include equity awards with respect to our common stock that were issued in connection with adjustments made to outstanding equity awards with respect to shares of Liberty Media’s former Series C Liberty Braves common stock in connection with the Split-Off.

(c)
Reflects, with respect to Mr. Maffei, the fair value and, with respect to the non-PEO NEOs, the average of the fair values, as of the end of the covered fiscal year of awards granted in, and remaining outstanding and unvested (in whole or in part) as of the end of, the covered fiscal year.

62 / 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
(d)
Reflects, with respect to Mr. Maffei, the change in fair value, and with respect to the non-PEO NEOs, the average of the change in fair values, from July 18, 2023 (the date of the Split-Off) to the end of the covered fiscal year of awards granted in prior fiscal years that remained outstanding and unvested (in whole or in part) as of the end of the covered fiscal year.

(e)
Reflects, with respect to Mr. Maffei, the fair value, and with respect to the non-PEO NEOs, the average of the fair values, as of the day awards became vested in the covered fiscal year, when such awards were also granted in the covered fiscal year.

(f)
Reflects, with respect to Mr. Maffei, the change in fair value, and with respect to the non-PEO NEOs, the average of the change in fair values, from July 18, 2023 (the date of the Split-Off) to the day awards became vested in the covered fiscal year, when such awards were granted in a prior fiscal year.

(4)
Represents the cumulative total stockholder return on an initial fixed $100 investment in each of our Series A and Series C common stock (Nasdaq: BATRA and BATRK) from December 30, 2022 through December 29, 2023.

(5)
Represents the cumulative total stockholder return on an initial fixed $100 investment in the S&P 500 Media Index from December 30, 2022 through December 29, 2023.

(6)
Represents the amount of net income reflected in our consolidated financial statements for the covered fiscal year.

(7)
We define adjusted OIBDA as operating income (loss) plus depreciation and amortization, stock-based compensation, separately reported litigation settlements, transaction related costs (including acquisition, restructuring, integration, and advisory fees), and impairment charges. For purposes of this disclosure, adjusted OIBDA includes our attributable interests in our equity investments.

Relationship Between Compensation Actually Paid and Cumulative Total Shareholder Return

Relationship Between Compensation Actually Paid and Net Income

ATLANTA BRAVES HOLDINGS / 63

EXECUTIVE COMPENSATION
Relationship Between Compensation Actually Paid and Adjusted OIBDA

2023 Key Performance Measures
The table below contains an unranked list of the most important financial performance measures we use to link executive compensation actually paid to performance.
Key Financial Performance Measures
Revenue
Adjusted OIBDA
Free Cash Flow
64 / 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
Equity Compensation Plan Information
The following table sets forth information as of December 31, 2023 with respect to shares of our common stock authorized for issuance under our equity compensation plans.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights or settlement of restricted stock units (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders:
Atlanta Braves Holdings, Inc. Transitional Stock Adjustment Plan			—(1)
BATRA	—	—
BATRB	—	—
BATRK	2,992,337	$26.61
Atlanta Braves Holdings, Inc. 2023 Omnibus Incentive Plan			6,229,335(2)
BATRA	—	—
BATRB	—	—
BATRK	1,018,889	$37.44
Equity compensation plans not approved by security holders: None
Total
BATRA	—
BATRB	—
BATRK	4,011,226
			6,229,335

(1)
The Atlanta Braves Holdings, Inc. Transitional Stock Adjustment Plan governs the terms and conditions of awards with respect to our company’s common stock that were granted in connection with the adjustments made to awards granted by Liberty Media with respect to its former Liberty Braves common stock. As a result, no further grants are permitted under this plan. The amounts reported for the transitional plan reflect 2,936,448 shares of BATRK to be issued upon exercise of outstanding options and 55,889 shares of BATRK to be issued upon the settlement of restricted stock units. For restricted stock units subject to performance-based vesting requirements, such amounts vested at 100 percent of target performance and therefore are reflected as such in the above table. The weighted average exercise price does not take into account restricted stock units, which by their nature do not have an exercise price.

(2)
The 2023 incentive plan permits grants of, or with respect to, shares of any series of our common stock, subject to a single aggregate limit. The amounts reported for the 2023 incentive plan reflect 565,606 shares of BATRK to be issued upon exercise of outstanding options and 453,283 shares of BATRK to be issued upon the settlement of restricted stock units. The weighted average exercise price does not take into account restricted stock units, which by their nature do not have an exercise price.

ATLANTA BRAVES HOLDINGS / 65

Security Ownership of Certain Beneficial Owners and Management
Security Ownership of Certain Beneficial Owners and Management

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The following table sets forth information concerning shares of our common stock beneficially owned by each person or entity known by us to own more than five percent of the outstanding shares of any series of our voting stock. Beneficial ownership of our common stock is set forth below only to the extent known by us or ascertainable from public filings.
Unless otherwise indicated, the security ownership information with respect to our common stock is given as of February 29, 2024 and, in the case of percentage ownership information, is based upon (1) 10,318,197 BATRA shares, (2) 977,776 BATRB shares and (3) 50,577,776 BATRK shares, in each case, outstanding on that date. The percentage voting power is presented on an aggregate basis for all BATRA and BATRB shares. BATRK shares are, however, non-voting and, therefore, in the case of percentage voting power, are not included.
Name and Address of Beneficial Owner	Title of Series	Amount and Nature of Beneficial Ownership	Percent of Series (%)	Voting Power (%)
John C. Malone c/o Liberty Media Corporation 12300 Liberty Boulevard Englewood, CO 80112	BATRA	96,467(1)(2)	*	47.5
	BATRB	945,532(1)(3)(4)	96.7
	BATRK	3,016,460(1)(2)(3)(4)(5)	6.0
GAMCO Investors, Inc. One Corporate Center Rye, NY 10580	BATRA	2,373,215(6)	23.0	11.8
	BATRB	—	—
	BATRK	1,461,503(6)	2.9
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	BATRA	735,508(7)	7.1	3.7
	BATRB	—	—
	BATRK	3,325,450(8)	6.6
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	BATRA	595,014(9)	5.8	3.0
	BATRB	—	—
	BATRK	2,289,399(10)	4.5

*
Less than one percent

(1)
Includes 10,177 BATRA shares, 47,585 BATRB shares and 120,546 BATRK shares held in a revocable trust with respect to which Mr. Malone and Mr. Malone’s wife, Mrs. Leslie Malone (Mrs. Malone), are trustees. Mrs. Malone has the right to revoke such trust at any time. Mr. Malone has disclaimed beneficial ownership of the shares held by such trust.

(2)
Includes 25,000 BATRA and 1,810 BATRK shares held by The Malone Family Land Preservation Foundation, as to which shares Mr. Malone has disclaimed beneficial ownership.

(3)
Includes 4,091 BATRB shares and 296 BATRK shares held by a trust which is managed by an independent trustee, of which the beneficiary is one of Mr. Malone’s adult children, and in which Mr. Malone has no pecuniary interest. Mr. Malone retains the right to substitute assets held by the trust and has disclaimed beneficial ownership of the shares held by the trust.

(4)
Includes 6,777 BATRB shares and 490 BATRK shares held by a trust which is managed by an independent trustee and Mr. Evan Malone, one of Mr. Malone’s adult children, of which the beneficiary is Mr. Evan Malone and in which Mr. Malone has no pecuniary interest. Mr. Malone retains the right to substitute assets held by the trust and has disclaimed beneficial ownership of the shares held by the trust.

(5)
Includes 142,836 BATRK shares held by a trust with respect to which Mr. Malone is the sole trustee and, with his wife, retains a unitrust interest in the trust.

(6)
Based on (i) a Form 13F, filed February 14, 2024 by GAMCO, which states that GAMCO has sole voting power over 2,297,808 shares of BATRA and sole investment discretion over 2,373,415 shares of BATRA, and sole voting power over 1,366,715 shares of BATRK and sole investment discretion over 1,461,503 shares of BATRK, and (ii) a Form 4, filed January 23, 2024 by GAMCO, Mario J. Gabelli, GGCP, Inc. and Associated Capital Group, Inc., reporting a disposition of 200 shares of BATRA.

66 / 2024 PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management
(7)
Based on a Schedule 13G, filed February 14, 2024 by BlackRock, which states that, with respect to BATRA, BlackRock has sole voting power over 722,951 shares and sole dispositive power over 735,508 shares.

(8)
Based on a Schedule 13G, filed February 14, 2024 by BlackRock, which states that, with respect to BATRK, BlackRock has sole voting power over 3,273,174 shares and sole dispositive power over 3,325,450 shares.

(9)
Based on a Schedule 13G, filed February 13, 2024 by Vanguard, which states that, with respect to BATRA, Vanguard has shared voting power over 23,484 shares, sole dispositive power over 559,707 shares and shared dispositive power over 35,307 shares.

(10)
Based on a Form 13F, filed March 11, 2024 by Vanguard, which states that, with respect to BATRK, Vanguard has sole voting power over 3 shares, shared voting power over 76,799 shares, sole investment discretion over 2,168,574 shares and shared investment discretion over 120,825 shares.

SECURITY OWNERSHIP OF MANAGEMENT
The following table sets forth information with respect to the ownership by each of our directors and named executive officers (as defined herein) and by all of our directors and executive officers as a group of shares of BATRA, BATRB and BATRK. The security ownership information with respect to our common stock is given as of February 29, 2024 and, in the case of percentage ownership information, is based upon (1) 10,318,197 BATRA shares, (2) 977,776 BATRB shares and (3) 50,577,776 BATRK shares, in each case, outstanding on that date. The percentage voting power is presented on an aggregate basis for all BATRA and BATRB shares. BATRK shares are, however, non-voting and, therefore, in the case of percentage voting power, are not included.
Shares of common stock issuable upon exercise or conversion of options, warrants and convertible securities that were exercisable or convertible on or within 60 days after February 29, 2024 are deemed to be outstanding and to be beneficially owned by the person holding the options, warrants or convertible securities for the purpose of computing the percentage ownership of that person and for the aggregate percentage owned by the directors and named executive officers as a group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other individual person. For purposes of the following presentation, beneficial ownership of shares of BATRB, though convertible on a one-for-one basis into shares of BATRA, are reported as beneficial ownership of BATRB only, and not as beneficial ownership of BATRA. So far as is known to us, the persons indicated below have sole voting and dispositive power with respect to the shares indicated as owned by them, except as otherwise stated in the notes to the table.
Name	Title of Series	Amount and Nature of Beneficial Ownership (In thousands)	Percent of Series (%)	Voting Power (%)
Gregory B. Maffei Chairman of the Board, President and Chief Executive Officer	BATRA	181(1)(2)	1.8	1.1
	BATRB	4	*
	BATRK	1,865(1)(2)(3)	3.6
Terence F. McGuirk Director	BATRA	—	—	—
	BATRB	—	—
	BATRK	846(3)	1.7
Brian M. Deevy Director	BATRA	1(4)	*	*
	BATRB	—	—
	BATRK	8(3)(4)	*
Diana M. Murphy Director	BATRA	—	—	—
	BATRB	—	—
	BATRK	2(3)	*
Wonya Y. Lucas Director	BATRA	—	—	—
	BATRB	—	—
	BATRK	2(3)	*
Brian J. Wendling Principal Financial Officer and Chief Accounting Officer	BATRA	—	—	—
	BATRB	—	—
	BATRK	30(3)	*
Albert E. Rosenthaler Former Chief Corporate Development Officer(5)	BATRA	7	*	*
	BATRB	—	—
	BATRK	73(5)	*
ATLANTA BRAVES HOLDINGS / 67

Security Ownership of Certain Beneficial Owners and Management
Name	Title of Series	Amount and Nature of Beneficial Ownership (In thousands)	Percent of Series (%)	Voting Power (%)
Renee L. Wilm Chief Legal Officer and Chief Administrative Officer	BATRA	—	—	—
	BATRB	—	—
	BATRK	47(3)	*
All current directors and executive officers as a group (7 persons)(5)	BATRA	182(1)(2)(4)	1.8	1.1
	BATRB	4	*
	BATRK	2,800(1)(2)(3)(4)	5.4

*
Less than one percent

(1)
Includes 30,576 BATRA shares and 29,043 BATRK shares held by The Maffei Foundation. Mr. Maffei and his wife, as the two directors of the Maffei Foundation, have shared voting and investment power with respect to any shares held by The Maffei Foundation. Mr. Maffei disclaims beneficial ownership of these shares held by The Maffei Foundation.

(2)
Includes 119,007 BATRA shares and 492,012 BATRK shares pledged to a financial institution.

(3)
Includes beneficial ownership of BATRK shares that may be acquired upon exercise of, or which relate to, stock options exercisable within 60 days after February 29, 2024.

BATRK
Gregory B. Maffei	746,566
Terence McGuirk	380,526
Brian M. Deevy	4,363
Diana M. Murphy	1,510
Wonya Y. Lucas	1,510
Brian J. Wendling	13,649
Renee L. Wilm	41,348
Total	1,189,472

(4)
Includes 24 BATRA shares and 87 BATRK shares held by the WJD Foundation, over which Mr. Deevy has sole voting power.

(5)
Mr. Rosenthaler retired from his position as our Chief Corporate Development Officer on December 31, 2023. Mr. Rosenthaler’s beneficial ownership of BARTK shares includes beneficial ownership of 29,687 shares that may be acquired upon exercise of, or which relate to, stock options exercisable within 60 days after February 29, 2024.

HEDGING DISCLOSURE
We do not have any practices or policies regarding the ability of our employees (including officers) or directors, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities.
CHANGES IN CONTROL
We know of no arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of our company.
68 / 2024 PROXY STATEMENT

Certain Relationships and Related Party Transactions
Certain Relationships and Related Party Transactions

Under our Code of Business Conduct and Ethics and Corporate Governance Guidelines, if a director or executive officer has an actual or potential conflict of interest (which includes being a party to a proposed “related party transaction” (as defined by Item 404 of Regulation S-K)), the director or executive officer should promptly inform the person designated by our Board to address such actual or potential conflicts. No related party transaction may be effected by our company without the approval of the audit committee of our Board or another independent body of our Board designated to address such actual or potential conflicts.
AGREEMENTS ENTERED INTO IN CONNECTION WITH THE SPLIT-OFF
In connection with the Split-Off, our company and Liberty Media entered into the agreements described below.
Reorganization Agreement. Prior to the completion of the Split-Off, we entered into the Reorganization Agreement to provide for, among other things, the principal corporate transactions required to effect the Split-Off, certain conditions to the Split-Off and provisions governing the relationship between us and Liberty Media with respect to and resulting from the Split-Off.
The Reorganization Agreement also provides for mutual indemnification obligations, which are designed to make our company financially responsible for substantially all of the liabilities that may exist relating to the businesses included in our company at the time of the Split-Off together with certain other specified liabilities, as well as for all liabilities incurred by our company after the Split-Off, and to make Liberty Media financially responsible for all potential liabilities of our company which are not related to our businesses, including, for example, any liabilities arising as a result of our company having been a subsidiary of Liberty Media, together with certain other specified liabilities. These indemnification obligations exclude any matters relating to taxes. For a description of the allocation of tax-related obligations, please see “—Tax Sharing Agreement” below.
In addition, the Reorganization Agreement provides for each of us and Liberty Media to preserve the confidentiality of all confidential or proprietary information of the other party for the longer of five years following the Split-Off or three years following the disclosure of such information, subject to customary exceptions, including disclosures required by law, court order or government regulation.
This summary is qualified by reference to the full text of the Reorganization Agreement, which is filed as Exhibit 2.1 to the Registration Statement on Form S-1 filed by our company with the SEC on September 8, 2023 (the Form S-1).
Tax Sharing Agreement. In connection with the Split-Off, we entered into the Tax Sharing Agreement with Liberty Media. The tax sharing agreement provides for the allocation and indemnification of tax liabilities and benefits between Liberty Media and our company and other agreements related to tax matters.
Pursuant to the Tax Sharing Agreement, we have agreed to indemnify Liberty Media, its subsidiaries and certain related persons for taxes and certain losses resulting from the failure of the Split-Off and certain related transactions (the Split-Off Transactions) to qualify as a tax-free transaction under Section 355, Section 368(a)(1)(D) and related provisions of the Internal Revenue Code of 1986, as amended (the Code) and certain taxes resulting from the failure of the Liberty Media Exchange (as defined below) to qualify as a transaction described in Section 361(c)(3) of the Code, to the extent that such taxes and losses (i) result primarily from, individually or in the aggregate, the breach of certain restrictive covenants made by our company, (ii) result from Section 355(e) of the Code applying to the Split-Off Transactions as a result of the Split-Off Transactions being part of a plan (or series of related transactions) pursuant to which one or more persons acquire a 50-percent or greater interest (measured by vote or value) in our stock, or (iii) result from any excess loss account (within the meaning of applicable U.S. Treasury Regulations) in our common stock or gain recognized under Section 361(b) due to the application of the basis limitation in the last sentence of Section 361(b)(3) of the Code.
This summary is qualified by reference to the full text of the Tax Sharing Agreement, which is filed as Exhibit 10.3 to the Form S-1.
ATLANTA BRAVES HOLDINGS / 69

Certain Relationships and Related Party Transactions
Services Agreement. In connection with the Split-Off, we entered into the Services Agreement with Liberty Media, pursuant to which Liberty Media provides us with specified services, including insurance administration and risk management services, other services typically performance by Liberty Media’s legal, investor relations, tax, accounting and internal audit departments, and such other services as Liberty Media may obtain from its officers, employees and consultants in the management of its own operations that our company may from time to time request or require.
In addition, Liberty Media provides to us certain technical and information technology services, including management information systems, computer, data storage, network and telecommunications services.
We pay Liberty Media a services fee, payable in monthly installments, which Liberty Media and we will review and evaluate for reasonableness on a quarterly basis. In addition, the services are subject to quarterly review by our audit committee and at least annual review by our compensation committee. We pay or grant directly to our named executive officers, our allocable portion of such named executive officers’ annual performance-based cash bonus and annual equity-based awards, and reimburse Liberty Media for our allocable portion of the other components of Mr. Maffei’s compensation.
The Services Agreement generally continues in effect until December 31st of the third calendar year following the Split-Off, unless earlier terminated (1) by our company at any time on at least 30 days’ prior written notice, (2) by Liberty Media upon written notice to our company following a change in control or certain bankruptcy or insolvency-related events affecting our company or (3) by our company, upon written notice to Liberty Media, following certain changes in control of Liberty Media or Liberty Media being the subject of certain bankruptcy or insolvency-related events.
This summary is qualified by reference to the full text of the Services Agreement, which is filed as Exhibit 10.4 to the Form S-1.
Facilities Sharing Agreement. In connection with the Split-Off, we entered into the Facilities Sharing Agreement with Liberty Media and LPH, a wholly-owned subsidiary of Liberty Media, pursuant to which we share office facilities with Liberty Media located at 12300 Liberty Boulevard, Englewood, Colorado. We pay a sharing fee for use of the office based on a comparable fair market rental rate and an estimate of the usage of the office facilities by or on behalf of our company. The Facilities Sharing Agreement generally continues in effect for an initial three-year term, unless earlier terminated (1) by our company at any time on at least 30 days’ prior written notice, (2) concurrently with the termination of the Services Agreement, (3) by LPH upon written notice to our company following a default by our company of any of its material obligations under the Facilities Sharing Agreement, which default remains unremedied for 30 days after written notice of such default is provided, (4) by our company upon written notice to LPH, following certain changes in control of Liberty Media or Liberty Media being the subject of certain bankruptcy or insolvency-related events or (5) by LPH upon written notice to our company, following certain changes in control of our company or our company being the subject of certain bankruptcy or insolvency-related events.
This summary is qualified by reference to the full text of the Facilities Sharing Agreement, which is filed as Exhibit 10.6 to the Form S-1.
Aircraft Time Sharing Agreements. Prior to the completion of the Split-Off, we entered into aircraft time sharing agreements with Liberty Media for each aircraft owned by Liberty Media or in which a wholly owned subsidiary of Liberty Media owns a fractional interest. Each aircraft time sharing agreement provides that Liberty Media or its subsidiaries will lease the aircraft to our company and provide or arrange for a fully qualified flight crew for all operations on a periodic, non-exclusive time sharing basis. We pay Liberty Media or its subsidiaries an amount equal to the actual expenses of each flight conducted under each aircraft time sharing agreement to the maximum extent permitted under Federal Aviation Administration rules (which we estimate will be a de minimis amount for the first year under the aircraft time sharing agreements). Such expenses may include fuel, oil, lubricants and other additives (plus an additional charge of 100% thereof), travel expenses of the crew, hanger and tie down costs, insurance obtained for a specific flight, landing fees, airport taxes and similar assessments, customs and similar fees, in-flight food and beverage costs, ground transportation, flight planning and weather contact services. The aircraft time sharing agreements will continue in effect until the close of business on the first anniversary of the Split-Off, and then will be automatically renewed on a month-to-month basis, unless terminated earlier by either party upon at least 30 days’ prior written notice or upon a sale of the aircraft.
This summary is qualified by reference to the full text of the aircraft time sharing agreements, which are filed as Exhibit 10.6 to the Form S-1.
70 / 2024 PROXY STATEMENT

Certain Relationships and Related Party Transactions
Registration Rights Agreement. In connection with the Split-Off, we entered into a Registration Rights Agreement with Liberty Media pursuant to which we agreed that, upon the request of Liberty Media, subject to certain limitations, we would use reasonable best efforts to effect the registration under applicable federal or state securities laws of shares of BATRK issued to Liberty Media in settlement and extinguishment of the intergroup interest in Liberty Media’s former Braves Group attributed to Liberty Media’s Liberty SiriusXM Group remaining immediately prior to the Split-Off. Under the Registration Right Agreement, we were generally responsible for all registration expenses in connection with the performance of our obligations thereunder, and Liberty Media was responsible for its own internal fees and expenses, any applicable underwriting discounts or commissions and any stock transfer taxes. The agreement also contained customary indemnification and contribution provisions by our company for the benefit of Liberty Media and, in limited situations, by Liberty Media for the benefit of our company with respect to the information provided by Liberty Media included in any registration statement, prospectus or related document. In the fourth quarter of 2023, we filed the Form S-1 pursuant to the rights granted to Liberty Media under the Registration Rights Agreement. In November 2023, Liberty Media exchanged 1,811,066 shares of Atlanta Braves Holdings Series C common stock with a third party in satisfaction of certain of Liberty Media’s debt obligations, and an affiliate of such third party then sold the shares in a secondary public offering (the Liberty Media Exchange). We filed the Form S-1 pursuant to the rights granted to Liberty Media under the Registration Rights Agreement in connection with the Liberty Media Exchange.
This summary is qualified by reference to the full text of the Registration Rights Agreement, which is filed as Exhibit 10.8 to the Form S-1.
RELATED PARTY AGREEMENTS RELATING TO OUR COMPANY
Aircraft Time Sharing Agreement. In September 2014, ANLBC, a subsidiary of the Braves, entered into an aircraft time sharing agreement with St. Simons, a company owned by the Braves’ Chairman and our company’s director, Terence McGuirk. Under the agreement, St. Simons leases an aircraft to ANLBC and provides a fully qualified flight crew for all operations on a periodic, non-exclusive time sharing basis. Payments under the agreement were approximately $237,800 during 2023 and $104,400 through March 31, 2024. The agreement may be terminated by either party upon written notice.
Relationship Relating to Braves Development Company, LLC. Terence McGuirk is, and has been since 2014, the Chairman of BDC, an indirect subsidiary of our company. Mr. McGuirk’s son, Terry McGuirk III, is employed by a real estate development advisory firm (Advisory Firm) that performs work for BDC. Mr. McGuirk III is a senior vice president and partner in the sports group of the Advisory Firm, but does not work directly on BDC matters on behalf of the Advisory Firm. Mr. McGuirk III, as a partner in the sports group of the Advisory Firm, receives commissions on office leasing deals by the Advisory Firm on behalf of BDC. Since January 1, 2022, the Advisory Firm has been involved in four office leasing transactions in connection with BDC that resulted in commissions to the Advisory Firm of approximately $4,495,200. Mr. McGuirk III received a share of the commissions from those transactions of approximately $262,600.
ATLANTA BRAVES HOLDINGS / 71

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYFor WithholdV46705-P09430For Against Abstain! ! !BROADRIDGE CORPORATE ISSUER SOLUTIONSC/O ATLANTA BRAVES HOLDINGS, INC.P.O. BOX 1342BRENTWOOD, NY 11717SCAN TOVIEW MATERIALS & VOTE wNominee:Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Jointowners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.1. Director ElectionATLANTA BRAVES HOLDINGS, INC.The Board of Directors recommends a vote FOR thenominee listed in Proposal 1.2. The auditors ratification proposal, to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2024.3. The say-on-pay proposal, to approve, on an advisory basis, the compensation of our named executive officers.4. The say-on-frequency proposal, to approve, on an advisory basis, the frequency at which stockholders are required to provide an advisoryvote on the compensation of our named executive officers.The Board of Directors recommends a vote FOR Proposals 2 and 3 and in favor of every 3 YEARS for Proposal 4.NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.! ! !01. Brian M. Deevy ! !! ! ! !1 Year 2 Years 3 Years AbstainVOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information.Vote by 11:59 p.m. New York City time on June 9, 2024. Have your proxy card in hand whenyou access the web site and follow the instructions to obtain your records and to create anelectronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/ABH2024You may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m.New York City time on June 9, 2024. Have your proxy card in hand when you call and thenfollow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.

V46706-P09430Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Proxy Statement and Annual Report are available at www.proxyvote.com.ATLANTA BRAVES HOLDINGS, INC.Annual Meeting of StockholdersJune 10, 2024, 8:30 a.m. Mountain timeThis proxy is solicited by the Board of DirectorsThe undersigned hereby appoint(s) Renee L. Wilm and Brian J. Wendling, or either of them, as proxies, each with the power to appointa substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the sharesof Series A common stock and/or Series B common stock held by the undersigned at the Annual Meeting of Stockholders to be heldat 8:30 a.m., Mountain time, on June 10, 2024, via a live webcast accessible at www.virtualshareholdermeeting.com/ABH2024,and any adjournment or postponement thereof, with all the powers the undersigned would possess if present in person. Allprevious proxies given with respect to the meeting are revoked.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO SUCH DIRECTIONSARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE LISTED ON THE REVERSE SIDE FORTHE BOARD OF DIRECTORS, FOR PROPOSALS 2 AND 3 AND IN FAVOR OF EVERY "3 YEARS" FOR PROPOSAL 4. IF ANYOTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PERSONS NAMED IN THIS PROXY WILL VOTE IN THEIRDISCRETION.PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.CONTINUED AND TO BE SIGNED ON REVERSE SIDE

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ATLANTA BRAVES HOLDINGS, INC.

2024 Annual Meeting
Vote by June 9, 2024 11:59 PM New York City time

V46708-P09430

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This is an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Director Election	
	Nominee:	
01.	Brian M. Deevy	For
2.	The auditors ratification proposal, to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2024.	For
3.	The say-on-pay proposal, to approve, on an advisory basis, the compensation of our named executive officers.	For
4.	The say-on-frequency proposal, to approve, on an advisory basis, the frequency at which stockholders are required to provide an advisory vote on the compensation of our named executive officers.	3 Years

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